As filed with the Securities and Exchange Commission on October 27, 2021

1933 Act File No. 33-37615

1940 Act File No. 811-6174

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 51

AND

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 55

MFS® INSTITUTIONAL TRUST

(Exact Name of Registrant as Specified in Charter)

111 Huntington Avenue, Boston, Massachusetts 02199-7632

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  617-954-5000

Christopher R. Bohane, Massachusetts Financial Services Company,

111 Huntington Avenue, Boston, MA  02199-7632

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on October 28, 2021, pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)

☐ on [date], pursuant to paragraph (a)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on [date], pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

October 28, 2021

PROSPECTUS

MFS® Institutional International Equity Fund

The investment objective of the fund is to seek capital appreciation.

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The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

 IIE-PRO-102821

MFS Institutional International Equity Fund

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.66%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.69%

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MFS Institutional International Equity Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund Shares	$70	$221	$384	$859

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in equity securities.

Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS normally invests the fund’s assets primarily in foreign securities, including emerging market securities.

In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund’s assets in securities of companies of any size.

MFS normally invests the fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

For purposes of the fund’s 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Equity Market Risk/Company Risk:  Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Foreign Risk:  Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Emerging Markets Risk:  Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, geopolitical, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.

Focus Risk:  Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares.  These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices.  Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities.  Purchases of a large number of shares may adversely affect the fund’s performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

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MFS Institutional International Equity Fund

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-877-960-6077.

Bar Chart.

The total return for the nine-month period ended September 30, 2021, was 7.87%. During the period(s) shown in the bar chart, the highest quarterly return was 14.70% (for the calendar quarter ended June 30, 2020) and the lowest quarterly return was (20.30)% (for the calendar quarter ended September 30, 2011).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2020)

	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
Fund Shares	11.10%	10.35%	7.50%
Returns After Taxes on Distributions
Fund Shares	10.99%	10.02%	7.16%
Returns After Taxes on Distributions and Sale of Fund Shares
Fund Shares	6.91%	8.31%	6.11%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
MSCI EAFE (Europe, Australasia, Far East) Index (net div)	7.82%	7.45%	5.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Filipe Benzinho	2016	Investment Officer of MFS
Daniel Ling	2009	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the “NYSE”) is open for trading.  You may purchase or redeem shares through MFS Service Center, Inc. (MFSC) or by having your financial intermediary process your purchase or redemption. You can establish an account through your MFD or other MFS representative or by having your financial intermediary process your purchase.

Generally, there are no initial or subsequent investment minimums.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of the fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

Investment Objective, Strategies, and Risks

Investment Objective

The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS normally invests at least 80% of the fund’s net assets in equity securities.

MFS normally invests the fund’s assets primarily in foreign securities, including emerging market securities.

In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund’s assets in securities of companies of any size.

MFS normally invests the fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their

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MFS Institutional International Equity Fund

potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

For purposes of the fund’s 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Investment Type

The principal investment type in which the fund may invest is:

Equity Securities:  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts, and depositary receipts for such securities.

Principal Risks

The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.

The principal risks of investing in the fund are:

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund’s other service providers may experience disruptions or operating errors that could negatively impact the fund.

Equity Market Risk:  Equity markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Company Risk:  Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical, environmental, public health, and other conditions can adversely affect the prices of investments. The prices of securities of smaller, less well-known issuers can be more volatile than the prices of securities of larger issuers or the market in general.

Foreign Risk:  Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries.  In the event of nationalization, expropriation, confiscation or other government action or intervention, the fund could lose its entire investment in a particular foreign issuer or country. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging and frontier markets (emerging markets that are early in their development), more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.

Emerging Markets Risk:  Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, less reliable settlement practices, and more government involvement in the economy than developed countries.

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MFS Institutional International Equity Fund

Financial and other disclosures by emerging market issuers may be considerably less reliable than disclosures made by issuers in developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk:  Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Focus Risk:  Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions.  These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes.  The fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Liquidity Risk:  Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment.  At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund.  In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors’ interests in the fund.  The prices of illiquid securities may be more volatile than more liquid investments.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares.  These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund’s performance to the extent that the fund may be required to sell securities or invest cash at times it would not otherwise do so.  Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities.  In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.  Purchases of a large number of shares may adversely affect the fund’s performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Other Investment Strategies and Risks

Active and Frequent Trading:  MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading increases transaction costs, which can reduce the fund’s return. Frequent trading can also increase the possibility of capital gain and ordinary distributions. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently.  Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.

Temporary Defensive Strategy:  In response to adverse market, economic, industry, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies, Types, and Risks:  Information about investment strategies and investment types not described in the prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (SAI).

Management of the Fund

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended June 30, 2021, the fund paid MFS an effective management fee equal to 0.65% of the fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.75% of the fund’s average daily net assets annually up to $1 billion; 0.70% of the fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion; 0.65% of the fund’s average daily net assets annually in excess of $2.5 billion and up to $10 billion; 0.60% of the fund’s average daily net assets annually in excess of $10 billion and up to $20 billion; and 0.55% of the fund’s average daily net assets annually in excess of $20 billion.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the fiscal year ended June 30, 2021, this management fee reduction amounted to 0.01% of the fund’s average daily net assets.

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MFS Institutional International Equity Fund

MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.75% of the fund’s average daily net assets annually. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least October 31, 2022.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s semiannual report for the six-month period ended December 31, 2020.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $685 billion as of August 31, 2021.

Disclosure of Portfolio Holdings. The fund has established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

The following information is available to you at mfs.com/iie:

Information	Approximate Date of Posting
Fund’s top 10 holdings as of each month’s end	11 days after month end
Fund’s full holdings as of each month’s end	19 days after month end

Holdings also include short positions, if any. Top 10 holdings exclude cash, cash equivalents, short-term investments, currency derivatives, and the cash portion of other derivatives. For purposes of full holdings, cash, cash equivalents, and short-term investments are aggregated and currency derivatives and the cash portion of other derivatives are aggregated.

Note that the fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on mfs.com until at least the date on which the fund files a Form N-CSR or Form N-PORT for the period that includes the date as of which the mfs.com information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Filipe Benzinho	Portfolio Manager	Employed in the investment area of MFS since 2009
Daniel Ling	Portfolio Manager	Employed in the investment area of MFS since 2006

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for out-of-pocket expenses.

Description of Shares and Eligibility

Shares of the fund are not subject to a sales charge or Rule 12b-1 distribution or service fee. However, your financial intermediary may charge you fees, commissions, or other charges when you buy and hold shares of the fund.

Shares of the fund generally are available only to the following eligible investors:

●                  institutional clients of MFS and its affiliates or other similar investors;

●                  eligible retirement plans (401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”));

●                  health savings accounts under Section 223 of the Internal Revenue Code if such accounts are maintained by the fund at an omnibus level;

●                  investment companies distributed by MFD;

●                  endowments and foundations, local, city and state agencies (or entities acting on their behalf);

●                  funded welfare benefit plans (e.g., Voluntary Employees’ Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans);

●                  unaffiliated registered investment companies;

●                  collective investment trusts; and

●                  investors who purchase shares of the fund through asset-based fee programs available through financial intermediaries.

Shares of the fund are also available to other institutional investors who have entered into an agreement with MFD to purchase shares of the fund and investors who purchase shares through brokerage programs of certain financial intermediaries that have entered into an agreement with MFD to offer shares of the fund through such programs.

Your financial intermediary is responsible for determining if you meet any eligibility requirements.  MFS does not generally monitor such eligibility requirements.

Financial Intermediary Compensation

The term “financial intermediary” refers to any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, consultant, and any other institution having a selling, administration, or any similar agreement with MFD, MFS, or any of their affiliates. Financial intermediaries

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MFS Institutional International Equity Fund

receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation in the form of payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) from MFD’s own additional resources.

Such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

Certain financial intermediaries receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to participate in MFD’s promotional efforts, and/or in recognition of their marketing support, administrative services, and/or transaction processing support. This compensation from MFD is not reflected in the “Fees and Expenses” table in the fund’s prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time, including the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, eligibility for placement on the financial intermediary’s preferred or recommended list, the financial and contractual terms with the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, and the quality of the overall relationship with the financial intermediary. In particular, MFD normally considers the level of assets attributable to the financial intermediary, the level of redemptions by the financial intermediary, the level of access to the financial intermediary’s representatives and management, the ability to educate the representatives of the financial intermediary, and the number of representatives of the financial intermediary potentially utilizing the MFS Funds with their clients.

MFD makes these additional payments to financial intermediaries for marketing support and administrative services with respect to fund shares sold or held through the financial intermediary’s distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD also makes payments to financial intermediaries to help offset the costs associated with client account maintenance support. To the extent permitted by U.S. Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, MFD makes other payments or allows other promotional incentives or payments to financial intermediaries.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You should ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges you. Financial intermediaries that sell fund shares may also act as a broker or dealer in connection with an MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider a financial intermediary’s sale of shares of an MFS fund as a factor when choosing brokers/dealers to effect portfolio transactions for the MFS funds.

How to Purchase, Redeem, and Exchange Shares

You may purchase, redeem, and exchange shares of the fund in the manner described below. The fund is generally only available to U.S. residents with a valid U.S. tax identification number (and to certain other qualified investors). If you buy or sell shares of a fund through a retirement account, Section 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies, and fees may differ from those discussed in this prospectus. Generally, there are no initial or subsequent minimums. However, your financial intermediary may have investment minimums.

How to Purchase Shares

Your shares will be bought at the net asset value per share next calculated after your purchase is received in proper form. A purchase of shares by an MFS fund is treated as received by the fund when the MFS fund receives the purchase order in proper form to be allocated to the fund. Your financial intermediary, if any, is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations. If payment for a purchase order is not received by the time required under applicable law, your purchase order may be cancelled and your financial intermediary could be liable for any costs or losses.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain information that will be used to verify the identity of the account owner. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

You can establish an account through your financial intermediary or by contacting MFSC directly. You can also establish your account through your MFD or other MFS representative.

Shareholders should also send the completed Account Application if applicable to MFSC.

Shares of the fund may be purchased with securities acceptable to the fund. The fund need not accept any security offered for an in-kind purchase unless it is consistent with the fund’s investment objective, policies, and restrictions, and is otherwise acceptable to the fund. Securities accepted in-kind for shares will be valued in accordance with the fund’s usual valuation procedures. Investors interested in making an in-kind purchase of fund shares must first telephone MFSC to advise of its intended action and obtain instructions for in-kind purchases.

Additional Purchases

You may purchase additional shares through your financial intermediary or MFSC.

Additional Purchases Directly Through MFSC.

●                  Mail.  You may purchase additional shares by mailing a check with your investment instructions to MFSC.

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MFS Institutional International Equity Fund

Payments by check should be made to the order of [insert name of fund] and sent to that particular fund as follows: MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO 64121-9341.

●                  Telephone.  You may purchase additional shares by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.  Purchases via telephone are not available for certain types of accounts.

●                  Wire.  Payments of federal funds should be sent by wire to: State Street Bank and Trust Company, Attn: Mutual Funds Division, for the account of: [insert shareholder account number], Re: [insert name of fund] (ABA Routing Number 011000028) (Account No. 42310086).  Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System.

●                  Automatic Investment Plan.  You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

Additional Purchases Through Your Financial Intermediary.  You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form. A redemption of shares by an MFS fund is treated as received by the fund when the MFS fund receives the redemption order in proper form to be allocated to the fund. Your financial intermediary, if any, is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances.

In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a Medallion signature guarantee will generally be required. A Medallion signature guarantee will also generally be required if you want to send your redemption proceeds to a pre-designated bank account that was added or changed on your account within 30 days of your redemption order.

The fund typically processes your redemption proceeds after your request is received in proper form by the end of the next business day for payment by wire and payment processed through DTCC’s Defined Contribution Clearance & Settlement System or Fund/SERV system (financial intermediaries can choose to have payments processed through the Fund/SERV system by the end of the second business day instead of the next business day), and by the end of the second business day for payment by check and Automated Clearing House. However, the fund may delay processing your redemption request for up to seven days. Under unusual circumstances, such as when the NYSE is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

If you recently purchased shares and subsequently request a redemption, redemption proceeds (other than in an exchange) for the shares you recently purchased generally will be delayed until money from such purchases sufficient to cover your redemption has been received and collected. Receiving and collecting payment can take up to seven days after a purchase. You can avoid this delay by purchasing shares by wire transfer.

The fund typically expects to meet redemption requests by holding cash and/or cash equivalents, selling investments, and using overdraft provisions or lines of credit.  The fund may also meet redemption requests by redeeming shares in kind for large redemptions or during stressed market conditions. If MFS determines it to be feasible and appropriate, the fund may pay the redemption by a distribution in kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

●                  Mail.  To redeem shares by mail, you can send a letter, or the applicable redemption form, to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed. MFSC currently charges a fee to send your proceeds via overnight mail.

●                  Telephone.  If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. MFSC currently charges a fee to send your proceeds via overnight mail. You can also call MFSC to have shares redeemed from your account and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds sent to your bank account. Telephone redemptions are not available for certain types of accounts.

Redeeming Through Your Financial Intermediary.  You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation.  If a Medallion signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association that participates in a Medallion program recognized by the Securities Transfer Association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, change and make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

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MFS Institutional International Equity Fund

Involuntary Redemptions.  The fund has reserved the right to redeem your shares without your permission when your account contains less than $500,000 due to your redemptions. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500,000.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege.  You can exchange your shares of the fund for Class R6 shares of other MFS funds at their respective net asset values, if available (and subject to the eligibility requirements for such Class R6 shares), by having your financial intermediary process your exchange request or by contacting MFSC directly.

You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in investment objectives, policies, and risks, and in fees and expenses, before making an exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and the MFS funds’ policies concerning disruptive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading. No more than ten exchanges may be made in any one exchange request by telephone.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Disruptive Trading

General Purchase and Exchange Limitation Policy.  The MFS funds reserve the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent or other disruptive trading activity. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.  Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, in consultation with MFS, as appropriate, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

Disruptive Trading Risks.  To the extent that the MFS funds or their agents are unable to curtail disruptive trading practices in a fund (e.g., frequent trading) or to the extent there are large or frequent redemptions in a fund, these purchases and/or redemptions can interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

In addition, to the extent that the fund invests in foreign securities, the interests of long-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the time the fund determines its net asset value. The fund’s use of fair valuation can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the fund’s fair valuation policies and procedures will prevent dilution of the fund’s net asset value by short-term traders.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Frequent Trading.  The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policy described below, which it believes is reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce this policy, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by another MFS fund that invests in the fund, a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans (but not systematic exchange plans), payroll contributions, or distribution investment programs. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $16,000 from the fund into two other MFS funds, by exchanging $8,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $15,000 in value).

Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement and Section 529 plans, investment advisers, and insurance companies.

Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to

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MFS Institutional International Equity Fund

discourage frequent trading that is not in the best interests of the fund by the customers of such Waived Financial Intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

With respect to omnibus accounts that provide MFSC with underlying shareholder data daily, MFSC will apply the two exchange limit directly to underlying shareholders.  For all other accounts which MFSC determines are omnibus accounts, MFSC will apply the two exchange limit to the omnibus account itself. Applying the two exchange limit to the omnibus account itself will not necessarily detect violations of the two exchange limit by underlying shareholders. If the financial intermediary associated with an omnibus account that has triggered the two exchange limit demonstrates to MFSC, as determined in MFSC’s sole discretion, that no single underlying shareholder triggered the two exchange limit, then MFSC will remove any restrictions, rejections or cancellations imposed on the account.  If the financial intermediary demonstrates to MFSC that a single underlying shareholder triggered the two exchange limit and that the financial intermediary itself will apply applicable restrictions, rejections or cancellations to that underlying shareholder, MFSC will likewise remove any restrictions, rejections or cancellations imposed on the omnibus account.  Otherwise, MFSC will continue to apply the two exchange limit to the omnibus account.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading.  Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policy, may permit transactions not permitted by the fund’s purchase and exchange limitation policy, including transactions in excess of the two exchange limit, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policy.  You should consult your financial intermediary about any restrictions it imposes on frequent trading.

There is no assurance that MFSC will be able to detect or prevent frequent trading.  Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.  Any or all of these parameters (including those not listed) may change at any time.  MFSC does not review the trading activity by other MFS funds that invest in the fund.  If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading.  However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts.  MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders among other factors.  MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries.  There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

Other Considerations

Unauthorized Transactions.  MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.

Ability to Contact MFSC.  Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters, during periods of significant/major political, social, or economic instability, or in the event of a cyber security incident).

Unclaimed Accounts and Uncashed Checks.  If your account has no activity for a certain period of time and/or mail sent to you on behalf of the fund is returned by the post office, the fund may be required to transfer your account and any assets related to uncashed checks to the appropriate state under the state’s abandoned property laws. To avoid such action, it is important to keep your account address up to date and periodically communicate with the fund, MFSC, or your financial intermediary. When a traditional IRA account is transferred to a state as abandoned property, the Internal Revenue Service considers the transfer a taxable distribution subject to federal income tax withholding and reporting. The fund and MFSC will not be liable to shareholders or their representatives for good faith compliance with abandoned property laws.

Reservation of Other Rights.  In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions.  Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity.  The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures.

Confirmations in Quarterly Statements.  Transactions made under certain periodic investment and withdrawal programs

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MFS Institutional International Equity Fund

(including reinvestment plans) will be confirmed on quarterly account statements.

Other Information

Valuation

The price of the fund’s shares is based on its net asset value. The net asset value of the fund’s shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to the fund by the number of shares outstanding for that fund. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when the fund does not price its shares, the value of the fund’s assets will likely change when you will not be able to purchase or redeem shares of the fund.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value, and funds in which the fund invests are generally valued at their net asset value per share. Certain short term debt instruments may be valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to MFS pursuant to valuation policies and procedures approved by the Board of Trustees. If MFS determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by MFS in accordance with such procedures under the oversight of the Board of Trustees.

In addition, investments may be valued at fair value if MFS determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded.  Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, foreign equity securities may often be valued at fair value. MFS generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment.

The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

The fund intends to declare and pay any dividends to shareholders at least annually.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

●                  Dividend and capital gain distributions automatically reinvested in additional shares (this option will be assigned if no other option is specified);

●                  Dividend distributions in cash; capital gain distributions automatically reinvested in additional shares; or

●                  Dividend and capital gain distributions in cash.

The distribution option for accounts with dividend distributions of less than $10 generally will be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund will have on your particular tax situation, including possible foreign, state, and local taxes. This discussion does not apply to shares of the fund held through tax-advantaged accounts or by shareholders that are not “U.S. persons” under the Internal Revenue Code of 1986, as amended.

The fund expects to distribute substantially all of its income and gains annually. Distributions from the fund are taxable whether you receive them in cash or reinvest them in additional shares. If you buy shares when the fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the redemption, sale, or exchange of your shares will generally also be subject to tax.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned or is deemed to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of gains from the sale of investments that the fund owned for more than one year and that are properly reported by the fund as capital gain dividends will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income. If some or all of the fund’s income derives from “qualified dividend income” and if you are an individual who meets holding period and other requirements with respect to the fund’s shares, those distributions that are properly reported by the fund as derived from qualified dividend income are taxed to you at the reduced rates applicable to net capital gains.

A 3.8% Medicare contribution tax is generally imposed on distributions paid by the fund (other than exempt-interest dividends,

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MFS Institutional International Equity Fund

if any) to, and net gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of the fund by certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts.

The fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which will decrease the fund’s return on those securities. The fund generally will be eligible to elect to “pass through” to you foreign income taxes that it pays.  If the fund so elects, you must include your share of those taxes in gross income as a distribution from the fund and you will be allowed to claim a credit (or a deduction) for such amounts on your federal income tax return, subject to certain limitations. In addition, the fund’s investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing, amount, or character of the fund’s distributions.

The Form 1099 that is provided to you early each year details your distributions from the fund and how they are treated for federal tax purposes, and cost basis information for shares purchased on or after January 1, 2012, that you redeemed, sold, or exchanged. Our default method for calculating cost basis is average cost basis. More information about other cost basis methods and a cost basis selection/change form are available on mfs.com. If your account is held by your financial intermediary, you must contact your financial intermediary to obtain information about available cost basis methods and cost basis elections for your account.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund.  The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise.  The summary prospectus, prospectus, and SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Provision of Financial Reports and Summary Prospectuses

The fund produces financial reports every six months and updates its summary prospectus and prospectus annually. To avoid sending duplicate copies of materials to households, only one paper copy of the fund’s annual and semiannual report and summary prospectus may be mailed to shareholders having the same last name and residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and summary prospectuses be sent personally to that shareholder.

Additional Information on Fees and Expenses and Performance

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on expenses reported during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period.  Annual fund operating expenses have not been adjusted to reflect the fund’s current asset size. In general, annual fund operating expenses as a percentage of the fund’s assets increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

Performance Information

All performance information shown in the “Bar Chart” and the “Performance Table” reflects any applicable fee reductions and waivers and expense reimbursements in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Institutional International Equity Fund

Financial Highlights

The financial highlights are intended to help you understand a fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, is included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The fund’s independent registered public accounting firm is Deloitte & Touche LLP.

	Year ended
	6/30/21	6/30/20	6/30/19	6/30/18	6/30/17
Net asset value, beginning of period	$25.60	$26.61	$25.15	$23.90	$19.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.31	$0.52	$0.45	$0.38
Net realized and unrealized gain (loss)	7.40	(0.45)	1.30	1.27	4.05
Total from investment operations	$7.82	$(0.14)	$1.82	$1.72	$4.43
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.63)	$(0.33)	$(0.47)	$(0.36)
From net realized gain	(0.07)	(0.24)	(0.03)	—	—
Total distributions declared to shareholders	$(0.31)	$(0.87)	$(0.36)	$(0.47)	$(0.36)
Net asset value, end of period (x)	$33.11	$25.60	$26.61	$25.15	$23.90
Total return (%) (r)(s)(x)	30.66	(0.73)	7.48	7.20	22.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.69	0.70	0.70	0.71
Expenses after expense reductions (f)	0.67	0.68	0.69	0.69	0.70
Net investment income (loss)	1.40	1.22	2.10	1.77	1.76
Portfolio turnover	13	13	12	14	17
Net assets at end of period (000 omitted)	$12,572,052	$10,239,557	$10,541,261	$10,015,793	$8,893,966

(d)         Per share data is based on average shares outstanding.

(f)           Ratios do not reflect reductions from fees paid indirectly, if applicable.

(r)            Certain expenses have been reduced without which performance would have been lower.

(s)           From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)         The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

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MFS Institutional International Equity Fund

MFS Institutional International Equity Fund

Shareholder Communications with the Board of Trustees.  Shareholders may mail written communications to the Board of Trustees to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Fund Secretary. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Institutional International Equity Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated October 28, 2021, as may be amended or supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

Internet: mfs.com

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

Telephone: 1-877-960-6077

Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The fund’s Investment Company Act file number is 811-6174.

HOW TO CONTACT US

Website mfs.com	Account service and literature Shareholders 1-877-960-6077 Investment professionals 1-800-343-2829 MFSC Dealer Services – Intermediary Home Offices 1-800-367-0075	Mailing address MFS Service Center, Inc. P.O. Box 219341 Kansas City, MO 64121-9341 Overnight mail MFS Service Center, Inc. Suite 219341 430 W 7th Street Kansas City, MO 64105-1407

Statement of Additional Information October 28, 2021

Fund	Ticker Symbol
MFS® Institutional Trust
MFS® Institutional International Equity Fund	MIEIX

This Statement of Additional Information (“SAI”) contains additional information about MFS Institutional International Equity Fund (the “Fund”), and should be read in conjunction with the Fund’s Prospectus dated October 28, 2021, as may be amended or supplemented from time to time.  The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders, which is set forth in Item 1 of the Fund’s most recent annual Form N-CSR (“Form N-CSR”) filed with the U.S. Securities and Exchange Commission (the “SEC”).  The Fund’s Form N-CSR is available at the hyperlink noted below for the Trust.

MFS Institutional Trust

You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting the Fund's transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

 OCTOBER-MFSI-SAI-COMBINED-102821

Table of Contents:

DEFINITIONS

“1940 Act” – the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the SEC.

“Board” – the Board of Trustees of the Trust.

“Financial Intermediary” – includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling, administration or other similar agreement with MFD, MFS, or any of their affiliates.

“Fund” – references to “a Fund” or “the Fund” mean each Fund listed on the cover page, unless otherwise noted.

“Independent Trustees” – trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund.

“Majority Shareholder Vote” – as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

“MFD” or the “Distributor” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFS” – Massachusetts Financial Services Company, a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“MFS Fund” – a fund managed by MFS and overseen by the Board.

“MFS Funds” – collectively, the funds managed by MFS and overseen by the Board.

“Prospectus” – the Prospectus of the Fund, dated October 28, 2021, as may be amended or supplemented from time to time.

“SEC” – U.S. Securities and Exchange Commission.

“Trust” – references to a “Trust” mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a “Trust” shall mean the Fund.

MANAGEMENT OF THE FUND

Organization of the Fund

MFS Institutional International Equity Fund, an open-end investment company, is a series of MFS Institutional Trust, a Massachusetts business trust organized in 1990. MFS Institutional International Equity Fund is a diversified fund.

Trustees/Officers

Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board and the Board’s oversight of the MFS Funds’ risk management process.  The Board currently consists of 11 Trustees, nine of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the MFS Funds overseen by the Board and the aggregate amount of assets under management in the MFS Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board.  Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees.  In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds’ compliance policies and procedures.  The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the MFS Funds.

Each MFS Fund has retained MFS as its investment adviser and administrator. MFS provides each MFS Fund with investment advisory services, and is responsible for day-to-day administration of each MFS Fund and management of the risks that arise from each MFS Fund’s investments and operations. Certain employees of MFS serve as each MFS Fund’s officers, including each MFS Fund’s principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates (including those related to cyber security). In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview.  In the course of providing oversight, the Board and the Committees receive a wide range of reports on each MFS Fund’s activities, including reports on each MFS Fund’s investment portfolio, the compliance of each MFS Fund with applicable laws, and each MFS Fund’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of each MFS Fund to receive reports regarding the management of each MFS Fund, including its investment risks.  The Board and the relevant Committees meet periodically with MFS’ Chief Enterprise Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above.  In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund’s auditor, custodian, and pricing service providers. As the Fund’s operations are carried out by service providers, the Board’s oversight of the risk management processes of the service providers, including processes to address cyber security and other operational failures, is inherently limited.

Trustees and Officers — Identification and Background — The identification and background of the Trustees and Officers of the Trust, as well as an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve, are set forth in APPENDIX A.

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Trustee Compensation and Committees — Compensation paid to the Independent Trustees for certain specified periods, as well as information regarding Committees of the Board, is set forth in APPENDIX B.

Share Ownership

Information concerning the ownership of Fund shares (i) by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in the MFS Funds, (ii) by investors who are deemed to “control” the Fund, if any, and (iii) by investors who own 5% or more of any class of Fund shares (if no classes, of the Fund), if any, is set forth in APPENDIX C.

Portfolio Manager(s)

Information regarding other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest of the Fund’s portfolio manager(s), is set forth in APPENDIX D.

Contractual Arrangements

The Fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian, among others, who each provide services to the Fund. Unless expressly stated otherwise, shareholders of the Fund are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Investment Adviser

MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

In rendering investment advisory services to the Fund, MFS may use the resources of one or more foreign (non-U.S.) affiliates of MFS that are not registered under the Investment Advisers Act of 1940, as amended (the Advisers Act) (the MFS Non-U.S. Advisory Affiliates) to provide portfolio management, research and/or trading services to the Fund. Under a Memorandum of Understanding (the MOU), each of the MFS Non-U.S. Advisory Affiliates are “Participating Affiliates” of MFS as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use investment advisory and trading resources of advisory affiliates not registered under the Advisers Act subject to the supervision of the U.S. registered adviser. Any employees of the Participating Affiliates who provide services to the Fund are considered under the MOU to be “associated persons” of MFS as that term is defined in the Advisers Act and are subject to the supervision of MFS.

MFS generally uses an active bottom-up investment approach to buying and selling investments for the Fund. For the Fund, investments are typically selected primarily based on fundamental analysis or, where specified in the Fund’s Prospectus, a blend of fundamental and quantitative research. Fundamental analysis takes into account an issuer’s financial condition and market, economic, political, and regulatory conditions. MFS may consider environmental, social, and governance (ESG) factors in its fundamental investment analysis alongside more traditional economic factors where MFS believes such ESG factors could materially impact the economic value of an issuer. MFS believes that certain ESG factors could materially impact the value of an issuer by representing a source of economic opportunity that contributes to an issuer’s growth and outperformance relative to its peer group or a source of risk that may result in a condition or the occurrence of an event that could have a material negative impact on an issuer’s value. Examples of potentially material ESG opportunities and risks may include, but are not limited to, physical and transitional impacts related to climate change, resource depletion, shifting market or consumer preferences or demand, an issuer’s governance structure and practices, data protection and privacy issues, diversity and labor practices, and regulatory and reputational risks. To account for these factors, MFS’ investment professionals integrate their evaluation of an issuer’s key ESG opportunities and risks into their overall security analysis and investment selection process to the extent that they believe these factors are material to, and have an economic impact on, investment value. In conducting analysis of ESG factors, MFS’ investment professionals may use a variety of tools, including, but not limited to, (i) proprietary issuer and industry research, (ii) internally developed analytical tools designed to evaluate issuer performance and risk-exposure, (iii) scenario analysis evaluating the impact of specific risk events, and (iv) third-party generated issuer and industry research and ratings.

MFS investment and proxy voting professionals may also incorporate ESG factors into their engagement activities when communicating with an issuer’s management team, board of directors, or other representatives in order (i) to better understand the risks and opportunities that a particular ESG issue may present for an issuer; (ii) to communicate MFS’ desired outcome with respect to an ESG issue; or (iii) to inform proxy voting decisions. The extent to which ESG factors impact a Fund’s return will depend on a number of variables, such as a Fund’s investment strategy, the types of asset classes held in a Fund, regional and geographic exposures, and an investment professional’s views and analysis of a specific ESG issue. The extent that MFS’ integration of ESG factors into its investment process impacts the investment performance of a Fund may be difficult to quantify and can vary significantly over time.

MFS may also participate in organizations, engagements or other collaborative industry efforts to enhance MFS’ knowledge of specific ESG issues or to further ESG-related initiatives that MFS deems materially impactful to its investment decisions.  For example, MFS has signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact.  As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to incorporate ESG issues into its investment analysis and decision-making processes, as well as its ownership policies and practices.  MFS also seeks to promote acceptance and implementation of the PRI within the investment industry and reports on progress in the effectiveness of such implementation.  While MFS follows the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legally binding commitment to do so, and MFS may either take actions inconsistent with the PRI or fail to take such actions as would be consistent with the PRI if, in MFS’ judgment, it is in the best economic interests of its clients to do so.

MFS votes proxies on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX E. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by August 31 of

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each year without charge by visiting mfs.com/proxyvoting and selecting the Fund’s name, or by visiting the SEC’s website at http://www.sec.gov.

In addition to the conflicts of interest discussed elsewhere in this SAI, MFS may have other conflicts of interest related to its service as investment adviser to the Fund and other funds and accounts (collectively, accounts), its other business activities, and its employees.  In order to minimize conflicts of interest, all employees of MFS are subject to policies and procedures regarding conflicts of interest, appropriate business conduct, confidential and proprietary information, information barriers, private investments, personal trading, insider trading, gifts and entertainment, political and charitable contributions, outside business activities, vendor management, and other topics.  These policies and procedures are intended to identify and mitigate conflicts of interest with or among clients, MFS employees, and business partners, and to resolve appropriately any such conflicts of interest that may occur.  There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

MFS advises multiple accounts (including accounts in which MFS or an affiliate have an interest).  Investment and voting decisions made for one or more accounts may compete with, differ from, conflict with, or involve different timing from investment and voting decisions made for the Fund.  MFS’ acting as investment adviser to multiple accounts could have a detrimental effect on the price, terms, or availability of a security with respect to the Fund. In certain instances, there are securities that are suitable for the Fund as well as for one or more other accounts advised by MFS or any subsidiary of MFS (including accounts in which MFS or an affiliate have an interest) or that MFS believes should no longer be held by the Fund or by such other accounts. It is possible that a particular security is bought or sold for only one account even though it might be held by, or bought or sold for, other accounts. Some simultaneous transactions are inevitable when several accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one account. The simultaneous management of multiple accounts creates conflicts of interest, including, but not limited to, circumstances where MFS or an affiliate has an interest in one or more accounts, where one or more accounts pays higher fees or performance-based fees, or where the availability or liquidity of investment opportunities is limited. This creates the potential for MFS to favor one account over another. MFS has adopted policies and procedures designed to ensure that it does not favor one account over another; however, this does not mean that MFS will treat all accounts identically.

MFS has adopted policies that it believes are reasonably designed to ensure that when two or more accounts (including accounts in which MFS or an affiliate have an interest) are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among accounts in a manner believed by MFS to be fair and equitable to each account over time.  Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

When executing orders, MFS may aggregate multiple orders for the same instrument into a single trade as long as aggregation is unlikely to work to the overall disadvantage of any participating account over time. MFS does not generally aggregate orders for related accounts (which include accounts that are managed by MFS for the sole benefit of itself or its subsidiaries) with orders for other client accounts, and will trade for such related accounts in a manner that it believes will not disadvantage other client accounts.  Related accounts do not include accounts owned by employees or officers of MFS or its subsidiaries, accounts created by MFS or its subsidiaries to establish a track record for future distribution, accounts that are funded by MFS or a subsidiary and open for sale to third parties, and accounts managed by MFS or its subsidiaries for Sun Life Financial, Inc.  MFS seeks to ensure fairness among client accounts over time through application and monitoring of its allocation policies and procedures.

If MFS executes purchase and sale transactions between the Fund and other accounts managed by MFS or its affiliates (cross-trades), MFS may have an incentive to favor one account over another by exchanging securities at a price that is advantageous to the favored account, or selling illiquid securities from the favored account to another account.  Cross-trade transactions entered into by the Fund are executed in accordance with applicable rules and regulations under the 1940 Act and related policies approved by the Board.  To the extent permitted by applicable law, certain MFS Funds may invest their assets in other funds advised by MFS, including funds that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of fund purchases and redemptions, and increased profitability for MFS and/or its personnel, including portfolio managers.

Investment Advisory Agreement – MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an investment advisory fee, computed and paid monthly, as follows:

The management fee set forth in the Investment Advisory Agreement is 0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion; 0.65% of the Fund’s average daily net assets annually in excess of $2.5 billion and up to $10 billion; 0.60% of the Fund’s average daily net assets annually in excess of $10 billion and up to $20 billion; and 0.55% of the Fund’s average daily net assets annually in excess of $20 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual Fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended June 30, 2021, this management fee reduction amounted to 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.75% of the Fund’s average daily net assets annually. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least October 31, 2022.

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Independent Trustees and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including: management fees; Rule 12b-1 fees; administrative services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports,

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notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start-up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFD, provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific Fund are allocated among the MFS Funds in the Trust in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by Majority Shareholder Vote and, in either case, by a majority of the Independent Trustees. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one MFS Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other MFS Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Administrator

MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for these services based on the amount of assets in the Fund and/or the type of fund.

Shareholder Servicing Agent

MFSC, 100 Hancock Street, North Quincy, MA 02171, a wholly-owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from the Fund based on the amount of assets in the Fund, the number of financial intermediaries that own shares of the Fund, the costs it incurs in providing these services, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.

Proceeds from Fund purchases, redemptions, and distribution payments may be held in one or more demand deposit bank accounts registered to MFSC, who acts as agent for the Funds when opening, closing, and conducting business in the bank account(s).  MFSC may invest overnight balances in money market instruments, including money market funds.  Any balances not invested remain in the bank account(s) overnight.  Pursuant to the Shareholder Servicing Agent Agreement, if MFSC has acted in good faith and with reasonable care, investment risks associated with such bank account(s) are risks of the Fund.

Distributor

MFD, a wholly-owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. Under the Agreement, MFD agrees to use its best efforts to find purchasers for shares of the Fund.

Custodian

JPMorgan Chase Bank (“JPMorgan”), with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as the custodian of the assets of the Fund. JPMorgan is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, and providing reports on foreign securities depositaries. JPMorgan Chase Bank, N.A., as successor in interest to an affiliate of JPMorgan, J.P. Morgan Investor Services Co., with a place of business at One Beacon Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts and calculating the daily net asset value of shares.

There is an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of U.S. Dollars deposited by the Fund with JPMorgan.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, Section 529 program management services (if applicable), and transfer agency-related services, for certain specified periods, is set forth in APPENDIX F.

Code of Ethics

The Fund, MFS, its subadvisor (if applicable), and MFD have adopted separate codes of ethics (“Codes of Ethics”) as required under the 1940 Act. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of MFS employees and the interests of the Fund. Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Fund.

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FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may make payments to financial intermediaries that sell Fund shares as described in APPENDIX G.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in APPENDIX H is a description of investment strategies which the Fund may generally use in pursuing its investment objective(s) and investment policies to the extent such strategies are consistent with its investment objective and investment policies, and a description of the risks associated with these investment strategies. Set forth in APPENDIX I is a description of investment restrictions to which the Fund is subject.

NET INCOME AND DISTRIBUTIONS

The Fund intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of the Fund consists of non-capital gain income less expenses. In addition, the Fund intends to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS

The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund will have on their own tax situations.

Tax Treatment of the Fund

Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has elected to be, and intends to qualify to be treated each year as, a “regulated investment company” under Subchapter M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, identification of the issuer (or issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, such identification may be uncertain under current law, and future Internal Revenue Service (“IRS”) guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test. Further, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund’s non-U.S.-source income, gains, or proceeds, if any, may be subject to non-U.S. withholding or other taxes, which could decrease the Fund’s return on the underlying investments. Shareholders of the Fund should review “Taxation of Shareholders” below for further information.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company

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accorded special tax treatment in such year, the Fund would be subject to U.S. federal income tax on all of its taxable income at corporate rates, and Fund distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as ordinary income to the shareholders.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards).  Any taxable income, including any net capital gain retained by the Fund generally will be subject to tax at the Fund level at regular corporate rates.

If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98.2%) of its capital gain net income for the one-year period ending October 31 (or November 30 or December 31 if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or November 30 or December 31 if the Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year; in the case of a Fund that is permitted to make and makes the election to use December 31 as described above, there will be no gains or losses eligible to be so treated. A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, subject to certain limitations, the Fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year without expiration; any such carryforward losses will retain their character as short-term or long-term.  The Fund must apply such carryforwards first against gains of the same character.  Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.  See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary losses, if any, from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary losses, if any, attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders

Tax Treatment of Distributions — Shareholders of the Fund generally will have to pay U.S. federal income tax and any applicable non-U.S., state or local income taxes on the dividends and “Capital Gain Dividends” (as defined below) they receive from the Fund.  Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for U.S. federal income tax purposes whether paid in cash or reinvested in additional shares.

“Qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gains, provided holding period and other requirements are met.  In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares.  In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a non-U.S. corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a non-U.S. corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

In general, a distribution of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income.  For this purpose, in the case of a sale or other disposition by the Fund of stock or securities, the only gain included in the term “gross income” is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

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Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in additional shares, are taxable to shareholders for U.S. federal income tax purposes as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, without regard to the length of time the shareholders have held their shares.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.  Under Treasury regulations, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified real estate investment trust (REIT) dividends in the hands of non-corporate shareholders.  Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations.  Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders.  A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property.  The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates, and trusts to the extent their income exceeds certain threshold amounts.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares.  Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from the Fund’s investments in master limited partnerships (“MLPs”) will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.  The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Any Fund distribution will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution.  If you buy shares when the Fund has unrealized or realized but not yet distributed ordinary income or capital gains, such income or gain will be included in the price you pay for the shares, and you may receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or prior to December 31, 2017 (including build America bonds issued on or before December 31, 2010, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the amount of such credits and will be allowed a credit against their U.S federal income tax liability equal to the amount of such deemed distribution.  A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code.  Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Capital Loss Carryforwards — Distributions from capital gains are generally made after applying any available capital loss carryforwards.  For details regarding capital loss carryforwards, please see “Tax Treatment of the Fund,” above.  Additionally, the amounts and expiration dates, if any, of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction — In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations, provided the shareholder otherwise qualifies for the deduction with respect to its holding of Fund shares.  Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may result in certain basis adjustments. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, generally will not qualify for the dividends received deduction.

Disposition of Shares — In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss.  However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rules as described in the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-advantaged treatment under U.S federal income tax laws will not be taxable.  Special tax rules apply to investments through such plans.  You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons — Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“Non-U.S. Shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-

7

related dividends, each as defined and subject to certain conditions described below, and (4) exempt interest dividends, if any, generally will not be subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for short-term capital gain dividends and Capital Gain Dividends do not apply to (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled foreign corporation.

The Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so.  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions by the Fund to Non-U.S. Shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If a beneficial holder who is a Non-U.S. Shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income tax at regular income tax rates.

Special rules apply to distributions to Non-U.S. Shareholders from a Fund that is a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition described below.  Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC or former USRPHC.  Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) —USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.  A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.  Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exclusions do not apply for purposes of determining whether the Fund is a QIE.

If the Fund were a QIE, any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPIs gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund’s Non-U.S. Shareholders and would be subject to U.S. tax withholding.

In addition, such distributions could result in the Non-U.S. Shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. Shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. Shareholder’s current and past ownership of the Fund.

Non-U.S. Shareholders of the Fund are also subject to wash-sale rules to prevent the avoidance of the tax-filing and tax-payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if an interest in the Fund were a USRPI, the Fund typically would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically would be required to file a U.S. income tax return for the year of the disposition of any of its Fund shares and pay any additional tax due on the gain.

Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the shares are USRPIs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E, or substitute form). Non-U.S. Shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. entities treated as partnerships for U.S. federal income tax purposes and those holding Fund shares through such non-U.S. partnerships.  Additional considerations may apply to non-U.S. trusts and estates.  Investors holding Fund shares through non-U.S. entities should consult their tax advisers about their particular situation.

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A Non-U.S. Shareholder may be subject to U.S. state and local taxes and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. Non-U.S. Shareholders in the Fund should consult their tax advisers with respect to the potential application of these rules.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts — Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).  Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements — Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Shareholder) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.  Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisers in this regard.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Income Taxation of a Non-U.S. Shareholder — Distributions received from the Fund by a Non-U.S. Shareholder may also be subject to tax under the laws of the Non-U.S. Shareholder’s own jurisdiction.

U.S. State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from U.S. state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.  Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Tax Shelter Reporting — Under Treasury Regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of these Regulations in light of their individual circumstances.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain obligations purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments.  To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.  Such investments may also affect the character of income recognized by the Fund.

Investments in debt obligations that are at risk of, or in, default, present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations between principal and income.  These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  This notice also provides, and the Regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated

9

investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a “Keogh” plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax.  A shareholder will be subject to income tax on such inclusions notwithstanding any exemption therefrom otherwise available under the Code.

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in Section 664 of the Code that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Fund has not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, non-U.S. currencies, and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders.  For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code), these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that non-U.S. currency gain or loss arising from Section 1256 contracts may be ordinary in character).  Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles” for U.S. federal income tax purposes.  The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short-term capital gains.  Certain tax elections exist for straddles that may alter the effect with respect to these investments.  These rules can cause the Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.  The Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps, non-U.S. currencies and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Certain of the Fund’s investments in derivative instruments and non-U.S. currency-denominated instruments, and any of the Fund’s transactions in non-U.S. currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Special tax considerations apply with respect to any non-U.S. investments by the Fund. Any transaction by the Fund in non-U.S. currencies, non-U.S. currency-denominated debt obligations or certain non-U.S. currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.  Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.  Non-U.S. currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to non-U.S. currency gains that are not directly related to the Fund’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and that such regulations could apply retroactively.

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Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from such PFIC or on proceeds received from the disposition of shares in such PFIC.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, the Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”  Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Investment income received by the Fund and gains and proceeds with respect to non-U.S. securities may be subject to non-U.S. withholding or other taxes.  The United States has entered into tax treaties with many non-U.S. countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available.  It is not possible, however, to determine the Fund’s effective rate of non-U.S. tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of the Fund consists of direct investments in non-U.S. securities at the close of its taxable year, the Fund may elect to “pass through” to its shareholders non-U.S. income taxes paid by it.  If the Fund so elects, shareholders will be required to treat as part of the amounts distributed to them by the Fund their pro rata portions of qualified taxes paid by the Fund to non-U.S. countries, in respect of non-U.S. securities that the Fund has held for at least the minimum period specified in the Code; thus shareholders will be required to include those portions in their gross income for federal income tax purposes in the year the foreign income tax was paid.  Provided certain conditions are met and subject to limitation, a shareholder who includes such non-U.S. income taxes paid by the Fund in its gross income may be able to claim a credit or deduction.  No deduction will be permitted for individuals in computing their alternative minimum tax liability.  Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.  If the Fund is not eligible, or does not elect, to “pass through” to its shareholders non-U.S. income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the non-U.S. taxes paid by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities and other instruments for the Fund are made by persons affiliated with MFS. Any such person may serve other clients of MFS or any subsidiary of MFS in a similar capacity. When making trading decisions, MFS can select strategies or methods or directly select venues in order to seek best execution for client transactions.  These decisions are influenced by a number of factors that are described more specifically below.

MFS seeks best execution for the Fund by executing transactions in such a manner that the Fund’s total costs or proceeds in each transaction are the most favorable under the circumstances. Trading practices differ with respect to fixed income and equity securities, and the discussion of trading practices below will differ depending on security type. MFS seeks to deal with broker/dealers that are reasonably expected to seek and provide best execution and related services. The specific criteria used in selecting a broker/dealer will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select among multiple broker/dealers.  MFS defines best execution as a process that seeks to execute portfolio transactions that MFS believes will provide the most favorable qualitative execution, including execution price and commission, spread, or other transaction costs, reasonably available under the circumstances.  This process involves the evaluation of the trading process and execution results over extended periods.  In seeking best execution, MFS takes into account several factors that it considers to be relevant, which include without limitation and in no particular order, the following:  price; the size of the transaction; the nature of the market or the security; the amount of the commission or “spread”; the timing and potential for impact of the transaction, considering market prices and trends; the reputation, experience, and stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions.

MFS places trades in various manners including through different broker/dealers, agency brokers, principal market-making dealers, smaller brokers and dealers, which may specialize in particular regions or asset classes, futures commission merchants, and OTC derivatives dealers (each, a “broker/dealer” for purposes of the discussion in this section).  MFS also utilizes electronic trading platforms, including electronic communications networks (ECNs) (including, without limitation, multilateral trading facilities (MTFs), and alternative trading systems (ATSs)).  These trading platforms often, in the case of equity transactions, execute transactions at a commission rate lower than that charged by a full-service broker/dealer.  Additionally, subject to its obligation to seek best execution, MFS may also execute transactions with Luminex Trading & Analytics LLC (Luminex), an ATS of which MFS owns an approximately 4.9% stake.  While there may appear to be an economic incentive for MFS to route orders to Luminex to enhance its profitability, Luminex’s objective is to run as close to break-even as possible while remaining financially sound and self-sustaining.  Since Luminex does not currently seek to earn a profit on transactions, MFS would not expect to realize an economic incentive by routing more trades to Luminex.

In certain circumstances, such as a “buy-in” for failure to deliver, MFS is not able to select the broker/dealer who will transact to cover the failure.  For example, if a Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, (i.e., effect a “buy-in,” unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense).  Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, MFS will be unable to control the trading techniques, methods, venues, or any other aspect of the trade used by the broker/dealer.

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Brokers/dealers generally will either receive (i) a commission, which is generally negotiable and can vary depending on the type of broker/dealer and market, or (ii) for trades executed on a “net” basis in lieu of a commission, a “spread” representing the difference (or a portion of the difference) between the buying price and the selling price.  Foreign equity securities are typically subject to a fixed notional commission rate which is negotiated on a country-by-country basis. Commissions in the U.S. are typically measured in cents per share, while commissions in most non-U.S. jurisdictions are typically measured in basis points. Fixed income transactions are generally traded in the over the counter market and do not include a stated commission.  As described above, the broker/dealer in a fixed income transaction typically retains the spread or a portion of the spread. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Transaction costs related to trading may include market impact costs and opportunity costs in addition to dealer spreads and commission costs.

Commission rates for equity securities and some derivatives will vary depending upon the trading methods, venues, and broker/dealers selected, as well as the market(s) in which the securities are traded and their relative liquidity.  As noted above, MFS can utilize a variety of broker/dealers and trading venues and strategies in order to seek best execution for client transactions.  MFS evaluates various factors in selecting broker/dealers to execute trades, including the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, commitment of capital when necessary or desirable, market color provided to MFS, execution services, and accommodation of MFS’ special needs.  MFS may employ outside vendors to provide reports on the quality of broker/dealer executions.  With respect to transactions in derivatives, MFS trades only with broker/dealers with whom it has legally-required or client-requested documentation in place.

MFS utilizes a global investment platform built on the principle of close collaboration among members of its investment team, where research and investment ideas are shared.  MFS investment professionals rely on their own internal research in making investment decisions even though they utilize external research provided by brokers or other research providers to help develop investment ideas.  External research is also used to help understand market consensus, sentiment, or perception, and identify relative inefficiencies more quickly and effectively.

MFS makes decisions on the procurement of external research separately and distinctly from decisions on the selection of brokers that execute transactions for the Fund. MFS will only execute a transaction with a broker/dealer who provides external research when, in MFS’s judgment, the broker/dealer is capable of providing best execution for that transaction.  However, as  permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), MFS may cause the Fund to pay a broker/dealer that provides “brokerage and research services” (as defined in Section 28(e)) to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided viewed in terms of MFS’ overall responsibilities to the Fund.  The brokerage and research services received may be useful and of value to MFS in serving both the accounts that generated the commissions and other clients of MFS.  Accordingly, not all of the research and brokerage services provided by brokers through which the Fund’s securities transactions are effected may be used by MFS in connection with the Fund whose account generated the brokerage commissions.

MFS has undertaken to bear the costs of external research for all accounts it advises, either by paying for external research out of its own resources, or by voluntarily reimbursing clients from its own resources for excess commissions paid to obtain external research.  For accounts subject to a regulatory prohibition on the payment of excess commissions for research, including accounts that are directly or indirectly subject to the Markets in Financial Instruments Directive in the EU or U.K. (“MiFID II accounts”), MFS will pay for external research out of its own resources.   For all other accounts, MFS operates a commission sharing arrangement that generates commission “credits” for the purchase of external research from commissions on equity trades in a manner consistent with Section 28(e). Under this arrangement MFS may cause a client to pay commissions in excess of what the broker/dealer or other brokers might have charged for certain transactions in recognition of brokerage and research services provided by the executing broker/dealer.  MFS has voluntarily undertaken to reimburse clients from its own resources in an amount equal to all commission credits generated under this arrangement.

The research services obtained by MFS through the use of commission credits may include: access to corporate management; industry conferences; research field trips to visit corporate management and/or to tour manufacturing, production or distribution facilities; statistical, research and other factual information or services such as investment research reports; access to analysts; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations.

Through the use of eligible brokerage and research services acquired with commission credits, MFS initially avoids the additional expenses that it would incur if it developed comparable information through its own staff or if it purchased such services with its own resources.  As a result, the Fund pays more for its portfolio transactions in the first instance than if MFS caused the Fund to pay execution only rates. However, because MFS has voluntarily undertaken to reimburse clients from its own resources for commission credits generated from client brokerage, MFS ultimately assumes the additional expenses that it would incur if it purchased external research with its own resources.  If MFS determined to discontinue this voluntary undertaking, it may have an incentive to select or recommend a broker/dealer based on its interest in receiving external research rather than the Fund’s interest in receiving lower commission rates.

Although MFS generally bears the costs of external research, MFS generally does not pay or reimburse clients with respect to research that is generally made available by a broker/dealer to all of its customers and that MFS generally considers to be of de minimis value, or for external research provided by executing brokers in fixed income transactions that incur mark-ups, mark-downs, and other fees rather than commissions.  With respect to fixed income, MFS believes that executing brokers in fixed income transactions do not charge lower mark-ups, mark-downs, commission equivalents or other fees if clients forego research services.  Consequently, MFS does not believe it pays higher mark-ups, mark-downs, commission equivalents or other fees to brokers on fixed income transactions than it would if it did not receive any research services from brokers.  MFS will pay an estimated amount for fixed income research out of its own resources with respect to MiFID II accounts, but not other client accounts. MFS may also execute purchase and sale transactions between the Fund and other funds or accounts managed by MFS or its affiliates (cross-trades).  Cross-trade transactions entered into by the Fund are executed in accordance with applicable rules under the 1940 Act and related policies approved by the Board.

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Brokerage commissions paid by the Fund for certain specified periods and information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year are set forth in APPENDIX J.

DISCLOSURE OF PORTFOLIO HOLDINGS AND OTHER FUND INFORMATION

The Fund may from time to time make available to the public information about the Fund on mfs.com, Facebook, Twitter, YouTube, LinkedIn, and/or other social media.

The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Fund will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on mfs.com in such scope and form and with such frequency as MFS reasonably determines and as described in the Fund’s Prospectus.

Holdings also include short positions, if any. For certain MFS Funds that invest in other MFS Funds (other than money market funds), the top 10 holdings and full holdings are aggregated holdings, including Fund holdings and the holdings of non-money market funds in which the Fund invests. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If approved by an Authorized Person, the Fund may from time to time make available on mfs.com and/or in a press release, information about the holdings of the Fund in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on mfs.com until at least the date on which the Fund files a Form N-CSR or Form N-PORT for the period that includes the date as of which mfs.com information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times, including disclosure of certain portfolio holdings each business day. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers.  In addition, information about non-public portfolio holdings information attributable to other accounts managed or advised by MFS or its affiliates may be made available to one or more affiliated or unaffiliated service providers to those accounts. Some of these registered investment companies, sub-advised funds, separate accounts, unregistered products, and other accounts, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain MFS Funds (“Similarly Managed Investment Products”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

The Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on mfs.com (assuming that it discloses in its Prospectus that such information is available on mfs.com; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is for a legitimate business purpose and is not impermissible under applicable law or regulation.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to broker/dealers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, periodic due diligence, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates, or to the disclosure of portfolio holdings as may be required by applicable law, rules, or regulations.

With respect to non-public portfolio holdings provided to employees and contractors of MFS or its subsidiaries, employees and contractors of MFS and its subsidiaries are subject to corporate policies which prohibit use of portfolio holdings information for personal benefit or to benefit others.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Chief Compliance Officer and the Board of the Fund. MFS also reports to the Board of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

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Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD (collectively “Fund representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to the Fund’s custodian, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to the Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Fund, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings. Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about the Fund, including how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of the Fund’s portfolio holdings or may state that the Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on APPENDIX K or permit the recipients identified in APPENDIX K to have access to non-public Fund portfolio holdings, on an ongoing basis.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of shares of the Fund is determined each day during which the New York Stock Exchange (the NYSE) is open for trading. (As of the date of this SAI, the NYSE is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the NYSE (generally, 4 p.m., Eastern time) by deducting the amount of the liabilities attributable to the class (or if no classes, to the Fund) from the value of the assets attributable to the class (or if no classes, to the Fund) and dividing the difference by the number of Fund shares outstanding for that class (or if no classes, for that Fund). Net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. In accordance with regulations for regulated investment companies, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Open-end investment companies are generally valued at their net asset value per share.  The underlying investments of open-end investment companies managed by MFS are valued as described below.

Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price for such security on their primary market or exchange as provided by a third-party pricing service. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid for such instrument as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost for such instrument, which approximates market value.

Exchange-traded options generally are valued at the last sale or official closing price for such option on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation for such option on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation for such option. Foreign currency options are generally valued at a valuation for such option provided by a third-party pricing service.

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Futures contracts generally are valued at last posted settlement price for such contract on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation for such contract on their primary exchange, as provided by a third-party pricing service.

Forward foreign currency exchange contracts generally are valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.

Swaps generally are valued at valuations provided by a third-party pricing service.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board has reserved the right to create and issue additional series and classes of shares.

Each shareholder of the Fund or class is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund or class, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Board may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.  The Trust, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable.  The Trust, or any series or class, may reincorporate or reorganize without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time:  1) by a Majority Shareholder Vote; or 2) by the Board by written notice to the shareholders of the Trust, any series of the Trust, or any class of any series.

In the event of a liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.  Shares of a Fund have no preemptive rights and have dividend and conversion rights (if any) as described in the Prospectus for the Fund.

The Board may cause a shareholder’s shares to be redeemed for any reason under terms set by the Board, including, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Board, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Board determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer).

Under the Trust’s Declaration of Trust, the Fund may convert to a master/feeder structure or a fund-of-funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund-of-funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Board, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Board individually but only upon the property of the Trust, and that the Board will not be liable for any action or failure to act, but nothing in the Trust’s Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Board bring such suit unless there would be irreparable injury to the Fund or if a majority of the Board (or a majority of the Board on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of MFS Funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Trust’s Declaration of Trust.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

15

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM(S) AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund, providing audit and related services, tax return review, and assistance in connection with various SEC filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended June 30, 2021, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon its authority as an expert in accounting and auditing.

The Fund’s Financial Statements and Financial Highlights and the report of the independent registered public accounting firm are located in the Fund’s Annual Report to shareholders, which is set forth in Item 1 of the Fund’s Form N-CSR available at the hyperlink noted below for the Trust.

MFS Institutional Trust

16

APPENDIX A - TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2021, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

TRUSTEES
Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
INTERESTED TRUSTEES
Robert J. Manning(3) age 57	Trustee	February 2004	136	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)
Michael W. Roberge(3) age 55	Trustee	January 2021	136

Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)

INDEPENDENT TRUSTEES
John P. Kavanaugh age 66	Trustee and Chair of Trustees	January 2009	136	Private investor
Steven E. Buller age 70	Trustee	February 2014	136	Private investor
John A. Caroselli age 67	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)
Maureen R. Goldfarb age 66	Trustee	January 2009	136	Private investor
Peter D. Jones age 66	Trustee	January 2019	136	Private investor

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
James W. Kilman, Jr. age 60	Trustee	January 2019	136

Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 – May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage - Financial Institutions Investment Banking Group (until 2016)

					alpha-En Corporation, Director (2016 - 2019)
Clarence Otis, Jr. age 65	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke age 65	Trustee	May 2014	136	Private investor
Laurie J. Thomsen age 64	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

OFFICERS
Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
Christopher R. Bohane(3) age 47	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino P. Clark(3) age 53	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr.(3) age 54	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(2)
Thomas H. Connors(3) age 62	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo(3) age 53	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin(3) age 54	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld(3) age 48	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian(3) age 42	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira(3) age 50	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips(3) age 50	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe(3) age 46	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin(3) age 54	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost(3) age 61	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(1)             Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise.  For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(2)    Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

(3)           “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman, and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Fund on January 1, 2021, and Messrs. Jones and Kilman became Trustees of the Fund on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve.  The current members of the Board have joined the Board at different points in time since 2004.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts.  Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Interested Trustees:

Robert J. Manning

Mr. Manning is Non-Executive Chairman of MFS (the MFS Funds’ investment adviser) and is Chairman of its Board. He has substantial executive and investment management experience, having worked for MFS for over 30 years.

Michael W. Roberge

Mr. Roberge is Chairman and Chief Executive Officer of MFS (the MFS Funds’ investment adviser) and is a member of the firm’s Management Committee and Board of Directors. As Chief Executive Officer, Mr. Roberge sets the strategic priorities for MFS, leading a team responsible for the investment, distribution, finance, human resources, legal and technology functions at the firm.  He has substantial executive and investment management experience, having worked for MFS for over 20 years.

Independent Trustees:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry.  Mr. Buller was the Chief Financial Officer and Managing Director of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes.  Mr. Buller was chairman of the Financial Accounting Standards Advisory Council, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board.  He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry.  She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.  Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company.  She also held various marketing, distribution, and portfolio management positions with other investment management firms.  Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

Peter D. Jones

Mr. Jones has substantial senior executive, accounting and investment management experience at firms within the investment management industry.  Mr. Jones was the Chairman of Franklin Templeton Institutional, LLC and President of Franklin Templeton Distributors Inc.  Mr. Jones formerly was the President of IDEX Distributors, Inc., which oversaw the formation and launch of IDEX Mutual Funds (now part of Transamerica Funds).  Mr. Jones is a member of the Investment Advisory Council of the Florida State Board of Administration. Mr. Jones was formerly a CPA and served as Tax Manager at PricewaterhouseCoopers in Tampa, Florida and Atlanta, Georgia.  Mr. Jones is a member of the Investment Committee and a former trustee of the Florida State University Foundation.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry and is a Chartered Financial Analyst. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He previously served on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

James W. Kilman, Jr.

Mr. Kilman has substantial senior executive and investment banking management experience at firms within the investment management industry.  Mr. Kilman is currently a Senior Advisor to Burford Capital Limited, a global finance and investment management firm focusing on the law, and the Chief Executive Officer of KielStrand Capital LLC, a family office merchant bank that makes and manages investments and oversees philanthropic activities.  Previously, Mr. Kilman served as the Chief Financial Officer of Burford Capital Limited.  Mr. Kilman formerly was the Vice Chairman, Co-Head of Diversified Financials Coverage in the Financial Institutions Banking Group at Morgan Stanley & Co.  Prior to joining Morgan Stanley, Mr. Kilman was Managing Director in the Advisory Group within the Fixed Income Division’s Mortgage Department at Goldman Sachs & Co.  Mr. Kilman also held managerial and investment positions with ABN AMRO Inc. and PaineWebber Inc.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and where he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation, Verizon Communications, Inc., and The Travelers Companies.  He is a former director of the Federal Reserve Bank of Atlanta.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry.  She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc., where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies.  Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm.  Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm.  Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

APPENDIX B - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

	Name and Position
	Interested Trustees			Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Michael W. Roberge[1]	Robin A. Stelmach[2]	Steven E. Buller	John A. Caroselli	Maureen R. Goldfarb	Peter D. Jones	John P. Kavanaugh	James W. Kilman, Jr.	Clarence Otis, Jr.	Maryanne L. Roepke	Laurie J. Thomsen

MFS Institutional International Equity Fund[3]	Not Applicable	Not Applicable	Not Applicable	$10,986	$10,798	$10,798	$10,499	$12,747	$10,590	$10,590	$10,890	$10,798
Retirement Benefits Accrued as Part of Fund Expense[3]	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Total Trustee Compensation Paid by Fund and Fund Complex[4]	Not Applicable	Not Applicable	Not Applicable	$411,561	$405,311	$405,311	$395,311	$470,311	$399,311	$399,311	$409,311	$405,311

1 Mr. Roberge became a Trustee of the Fund on January 1, 2021.

2 Ms. Stelmach retired as Trustee of the Fund on December 31, 2020.

3 For the fiscal year ended June 30, 2021.

4 For the calendar year 2020 for 132 funds that paid Trustee compensation.

Committees

As of October 1, 2021, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
AUDIT COMMITTEE	9

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund. Reviews and evaluates the contractual arrangements of the Fund relating to custody and fund accounting services, and makes recommendations to the full Board on these matters.

			Buller*, Kilman, Jr.*, Otis, Jr.*, and Roepke*
COMPLIANCE COMMITTEE	5

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.

			Goldfarb*, Jones*, Otis, Jr.*, and Roepke*
CONTRACTS REVIEW COMMITTEE	6

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board on these matters.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
NOMINATION AND COMPENSATION COMMITTEE	3

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	5

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			All Independent Trustees of the Board (Buller, Caroselli, Goldfarb, Jones, Kavanaugh, Kilman, Jr., Otis, Jr., Roepke, and Thomsen)
PRICING COMMITTEE	5

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Policy for Compliance with Rule 2a-7 approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act. The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund’s portfolio securities and other assets.

			Buller*, Caroselli*, Kilman, Jr.*, and Thomsen*
SERVICES CONTRACTS COMMITTEE	5

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, and administrative services, and makes recommendations to the full Board on these matters.

			Caroselli*, Goldfarb*, Jones*, and Thomsen*

1                   For the fiscal year ended June 30, 2021.

*                 Independent Trustees.  Although Mr. Kavanaugh is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

APPENDIX C - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of October 1, 2021, the Trustees and Officers of the Trust as a group owned of record less than 1% of the Fund’s shares. The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in the MFS Funds, as of December 31, 2020.

The following dollar ranges apply:

N.  None

A.  $1 – $10,000

B.  $10,001 – $50,000

C.  $50,001 – $100,000

D.  Over $100,000

Name and Position	Dollar Range of Equity Securities in MFS Institutional International Equity Fund[1]	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	D
Michael W. Roberge[2]	N	D

Independent Trustees
Steven E. Buller	N	D
John A. Caroselli	N	D
Maureen R. Goldfarb	N	D
Peter D. Jones	N	D
John P. Kavanaugh	N	D
James W. Kilman, Jr.	N	D
Clarence Otis, Jr.	N	D
Maryanne L. Roepke	N	D
Laurie J. Thomsen	N	D

1 Because the Fund generally is only available to institutional clients of MFS and its affiliates and other similar investors, the Trustees are not eligible to invest directly in the Fund. Therefore, no Trustee owned shares of the Fund.

2 Mr. Roberge became a Trustee of the Fund on January 1, 2021.

25% or Greater Ownership of the Fund

The following table identifies those investors who own 25% or more of the Fund’s voting shares as of October 1, 2021. Shareholders who own 25% or more of the Fund’s shares may have a significant impact on any shareholder vote of the Fund.

FUND NAME	PERCENTAGE FUND OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INSTITUTIONAL
INTERNATIONAL
EQUITY FUND	None	None

C - 1

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by a Fund to own beneficially 5% or more of the Fund’s outstanding shares as of October 1, 2021.

FUND NAME	PERCENTAGE FUND OWNERSHIP	NAME and ADDRESS of INVESTOR
MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND	36.75	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995
	9.43	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	6.30	MAC & CO	500 GRANT STREET	PITTSBURGH PA 15219-2502

C - 2

APPENDIX D - PORTFOLIO MANAGER(S)

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process.  Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation.  In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees.  MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually.  In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process.  As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon.  The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods.  For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm.  Emphasis is generally placed on longer performance periods when multiple performance periods are available.  Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Institutional International Equity Fund	Filipe Benzinho	MSCI EAFE (Europe, Australasia, Far East) Index (net div) Lipper International Funds Lipper International Large-Cap Core Funds Morningstar Foreign Large Blend Funds
	Daniel Ling	MSCI EAFE (Europe, Australasia, Far East) Index (net div) Lipper International Funds Lipper International Large-Cap Core Funds Morningstar Foreign Large Blend Funds

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) (including the value of any deferred cash award which is based on the performance of the Fund) as of the Fund’s fiscal year ended June 30, 2021. The following dollar ranges apply:

D - 1

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Institutional International Equity Fund	Filipe Benzinho	E
	Daniel Ling	E

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate.  Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed.  The number and assets of these accounts were as follows as of the Fund’s fiscal year ended June 30, 2021:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS Institutional International Equity Fund	Daniel Ling	Registered Investment Companies[1]	7	$15.6 billion
		Other Pooled Investment Vehicles	6	$3.6 billion
		Other Accounts	31	$8.4 billion
	Filipe Benzinho	Registered Investment Companies[1]	7	$15.6 billion
		Other Pooled Investment Vehicles	6	$3.6 billion
		Other Accounts	31	$8.4 billion

1 Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

D - 2

APPENDIX E - PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2021

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.                                    Voting Guidelines;

B.                                    Administrative Procedures;

C.                                    Records Retention; and

D.                                    Reports.

A.            VOTING GUIDELINES

1.                                      General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.              MFS’ Policy on Specific Issues

Election of Directors at U.S. Issuers

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from  shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives;  or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 15% female directors.  MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision.  Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board, including race, ethnicity or geographical location.

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis.  In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.

Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders.  MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees.  MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.  MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”  MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.

MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Global Issuers (ex-U.S.)

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer. In such circumstances, we may vote against director nominee(s).

Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 15% female directors.  MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision.  While MFS’ guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of the board including race, ethnicity or geographical location.

Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law.   Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for  issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B.                                    ADMINISTRATIVE PROCEDURES

1.              MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.              Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.              Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.               Considers special proxy issues as they may arise from time to time; and

d.              Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.              Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.              Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.              If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.               If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.              For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

1  For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.  Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.              Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.                                      Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator).  As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research,  the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives  will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives  will likewise consult with  MFS investment analysts and/or portfolio managers.2  However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.                                      Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representative may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.                                      Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.                                      Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee will establish proxy voting engagement goals and priorities for the year.  For further information on

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.            RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.            REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX F - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, transfer agency-related services, Section 529 program management services (if applicable), and the amount of Shareholder Servicing Payments paid by MFSC to service providers, over the specified periods, is set forth below. Amounts paid by the Fund for transfer agency-related services include reimbursements for expenses incurred by MFSC on behalf of the Fund.

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services

MFS Institutional International Equity Fund	June 30, 2021	$75,069,538	$1,342,990	$226,103	$0	$553,078	Not Applicable
	June 30, 2020	$68,113,584	$1,070,587	$124,838	$0	$577,488	Not Applicable
	June 30, 2019	$64,350,211	$953,960	$156,875	$0	$586,666	Not Applicable

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APPENDIX G - FINANCIAL INTERMEDIARY COMPENSATION

Financial Intermediaries receive various forms of compensation in connection with the sale of shares of a Fund and/or the servicing of shareholder accounts. Financial Intermediaries may receive such compensation in the form of payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) from MFD’s own additional resources. In addition, Financial Intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

To the extent Financial Intermediaries receiving such payments purchase shares of the Fund on behalf of their clients, MFD benefits from increased management and other fees with respect to those assets.

The compensation that Financial Intermediaries receive is negotiated with each Financial Intermediary and may vary among Financial Intermediaries. MFD does not make an independent assessment of the cost of selling the Fund. The payments received by a Financial Intermediary may exceed the cost to the Financial Intermediary of selling the Fund. The amount of compensation that MFD pays to a Financial Intermediary can be significant. Depending upon the arrangements in place at any particular time, Financial Intermediaries may have a financial incentive to recommend a particular Fund or to recommend MFS Funds instead of other funds that do not pay such compensation, or that pay lower amounts of compensation.

Financial Intermediaries may charge you additional fees and/or commissions. You can ask your Financial Intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial Intermediaries may categorize and disclose these arrangements differently than MFD does. Financial Intermediaries that sell Fund shares (or their affiliates) may also act as brokers or dealers in connection with a Fund’s purchase or sale of portfolio securities. However, the Fund and MFS do not consider a Financial Intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

Other MFD Payments

Certain Financial Intermediaries receive payments from MFD from MFD’s own additional resources that fall within one or more of the following categories, each of which is described in greater detail below, as incentives to market the MFS Funds, to participate in MFD’s promotional efforts, and/or in recognition of their marketing support, administrative services, and/or transaction processing support. These payments are often referred to as “revenue sharing” payments. MFD compensates Financial Intermediaries based on criteria established by MFD from time to time, including the distribution potential of the Financial Intermediary, the types of products and programs offered by the Financial Intermediary, eligibility for placement on the Financial Intermediary’s preferred or recommended list, the financial and contractual terms with the Financial Intermediary, the level and/or type of marketing and administrative support provided by the Financial Intermediary, and the quality of the overall relationship with the Financial Intermediary. In particular, MFD normally considers the level of assets attributable to the Financial Intermediary, the level of redemptions by the Financial Intermediary, the level of access to the Financial Intermediary’s representatives and management, the ability to educate the representatives of the Financial Intermediary, and the number of representatives of the Financial Intermediary potentially utilizing the MFS Funds with their clients.

MFD makes these payments to Financial Intermediaries that introduce or provide services to accounts that purchase shares of one or more of the Fund. MFD also makes these payments to certain Financial Intermediaries that provide services to MFD, the Fund, or their shareholders through programs such as retirement programs or qualified tuition programs. A Financial Intermediary may perform the services itself or may arrange with a third party to perform the services. In addition to the opportunity to participate in a Financial Intermediary’s program, program support payments may include one or more of the following, which will vary depending upon the nature of the program:  participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; provision of analytical or other data services relating to the MFS Funds, such as statistical information regarding sales of the MFS Funds and related financial intermediary information; and education. MFD also makes payments to certain Financial Intermediaries involved with the sale of shares of the Fund to help offset the Financial Intermediary’s costs associated with the shareholder account maintenance support. The types of payments that MFD makes under this category include, among others, one-time payments for ancillary services, such as setting up funds on a Financial Intermediary’s mutual fund trading system, or related consulting services.

Financial Intermediaries Receiving Such Payments from MFD’s Own Additional Resources

Set forth below is a list of the Financial Intermediaries to which MFD expects, as of June 30, 2021, to make the payments described above from its own additional resources with respect to the Fund. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the Financial Intermediaries identified in this list that have occurred since June 30, 2021, are not reflected.

INTERMEDIARY FIRM NAME:
Ascensus, Inc.
Great-West Life & Annuity
John Hancock Life Insurance
Lincoln Financial Group
National Financial Services Corp
PNC Financial Group
Raymond James Financial, Inc.
TIAA-CREF Financial Services
UBS Financial Services Inc.

G - 1

The payments to a Financial Intermediary out of MFD’s own additional resources are usually based on variable factors (i.e., a percentage of fund assets attributable to the Financial Intermediary). Certain Financial Intermediaries, however, may receive such payments in the form of fixed-dollar amounts that are paid without regard to the particular funds and/or share classes held through the Financial Intermediary. These fixed-dollar payments may be in addition to the variable payments described above and may represent only a small portion of the overall combined fixed and variable revenue sharing payments made by MFD to a particular Financial Intermediary.

MFD, from MFD’s own additional resources, also makes payments or provides reimbursement to, or on behalf of, certain Financial Intermediaries that sell or provide services in connection with the sale of shares of the Fund or servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, Financial Intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, contests, training and educational meetings, client prospecting and retention activities, and due diligence trips. These payments may include travel expenses, including lodging incurred by registered representatives and other employees of certain Financial Intermediaries. MFD makes such payments as it deems appropriate, subject to MFD guidelines and to the extent not prohibited by federal securities laws or state laws, the rules of the SEC and FINRA, or other applicable laws and regulations. In certain instances, MFD will also offer other compensation, including goodwill payments, to the extent not prohibited by applicable laws and regulations.

G - 2

APPENDIX H - INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for the MFS Funds, certain matters described herein may not apply to the Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below.

Asset Segregation.  With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including short sales, futures, forward contracts, written options, swaps, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must segregate liquid assets or engage in other measures to cover open positions (collectively “cover”) with respect to such transactions.  Assets segregated to cover these types of transactions can decline in value and may not be available to meet redemptions.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions in an amount equal to the Fund’s obligation under the contract (e.g., notional value).  With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to cash-settle, the Fund may cover its open positions in an amount equal to the Fund’s daily marked-to-market obligation.  By covering only its daily marked-to-market obligation under cash-settled forward or futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to cover in an amount equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Below Investment Grade Quality Debt Instruments. Below investment grade quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and will involve greater risk of principal and income, including the possibility of default or bankruptcy of the issuers of such instruments, and may involve greater volatility of prices, especially during periods of economic uncertainty or change, than higher quality debt instruments. These below investment grade quality debt instruments generally tend to reflect economic changes and the outlook for economic growth, short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates, although these below investment grade quality debt instruments are also affected by changes in interest rates. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these below investment grade quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these below investment grade quality debt instruments may be affected by the market’s perception of their credit quality.

These risks are especially acute for distressed instruments, which are securities of issuers in extremely weak financial condition or perceived to have a deteriorating financial condition that will materially affect their ability to meet their financial obligations.  Issuers of such instruments are generally experiencing financial or operating difficulties, have substantial capital needs or negative net worth, face special competitive or product obsolescence problems, or may be involved in various stages of bankruptcy, restructuring, or liquidation.

Instruments in the lowest tier of investment grade debt instruments have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments and involve the risks described above to a greater degree than in the case of higher grade securities.

Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Business Continuity.  MFS has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting MFS, its affiliates, or the Fund.  While MFS believes that the Program is comprehensive and should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, MFS, its affiliates, and any vendors used by MFS, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, natural disasters, outbreaks of pandemic or epidemic diseases, acts of governments, any act of declared or undeclared war (including acts of terrorism), power shortages or failures, utility or communication failure or delays (including disruptions to broadband and Internet services), labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. These circumstances, including systems failures and malfunctions, could cause disruptions and negatively impact the Fund’s service providers and the Fund’s business operations, potentially including an inability to process Fund shareholder transactions, an inability to calculate the Fund’s net asset value and price the Fund’s investments, and impediments to trading portfolio securities. Disruptions to business operations may exist or persist even if employees of MFS, its affiliates, and any vendors used by MFS, its affiliates, or the Fund are able to work remotely. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with MFS and other service providers.

Cash Management. A Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including a money market fund advised by MFS. Generally, these securities offer less potential for gains than other types of securities.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) are types of securitized instruments and include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund. A CBO is ordinarily issued by a trust or other special purpose entity and is typically collateralized by a diversified pool of debt instruments, including below investment grade quality debt instruments, held by such issuer. A CLO is ordinarily issued by a trust or other special purpose entity and is typically collateralized by a pool of loans, including domestic and non-senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade quality, held by such issuer. CDOs may be less liquid than other types of securities.

For CDOs, the cash flows are generally split into two or more portions, called tranches, varying in risk and yield. The riskiest tranche bears the first loss from defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default (though such protection is not complete). The risks of an investment in a CDO depend largely on the type of the underlying collateral and the tranche of the CDO in which a Fund invests. Since it is partially protected from defaults, a senior tranche from a CDO may have a higher rating and lower yields than its underlying collateral.

In addition to the risks associated with debt instruments and securitized instruments, CDOs carry additional risks including, (i) the possibility that distributions from underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the underlying collateral may decline in value or default; (iii) the risk that the Fund may invest in CDOs that are subordinate to other tranches; and (iv) the complex structure of the instrument may produce disputes with the issuer or unexpected investment results.

Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments in CDOs, CLOs, or other types of structured securities may be covenant-lite loans, which impose fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms that allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain quantitative criteria related to the borrower’s financial condition are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions, in each case generally subject to certain exceptions, which exceptions may be broader or more extensive in covenant-lite loans relative to certain other types of loans. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to covenant-lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more traditional covenants.

Commodity Pool Operator Regulation.  A notice has been filed by MFS with the National Futures Association (NFA) claiming an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to the Fund. As a result, MFS, as adviser to the Fund, is not currently subject to registration or regulation as a CPO with respect to the Fund. However, if in the future MFS, with respect to a Fund, is no longer eligible for this exclusion, the notice claiming exclusion from the definition of a CPO would be withdrawn, and MFS, as adviser to such Fund, would be subject to regulation as a CPO with respect to such Fund.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured securities, securities of other investment companies, grantor trusts, commodity-linked notes, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates, currency fluctuations, population growth and changing demographics, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, policies of commodity cartels, and international market, economic, industry, political, environmental, public health, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.  In addition, a highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments are also subject to credit and interest rate risks that in general affect the values of debt securities.

Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas, and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation also may impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. A convertible security provides holders, through its conversion feature, an opportunity to participate in increases in the market price of their underlying securities. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, a convertible security generally sells at a price above its “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of a convertible security will vary over time generally depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stock declines in value, a convertible security will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. In general, a convertible security performs more like a stock when the conversion value exceeds the value of the convertible security without the conversion feature and more like a debt instrument when its conversion value is less than the value of the convertible security without the conversion feature.  However, a security that is convertible other than at the option of the holder generally does not limit the potential for loss to the same extent as a security convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible security may also be expected to increase. At the same time, however, the difference between the market value of a convertible security and its conversion value will narrow, which means that the value of a convertible security will generally not increase to the same extent as the value of the underlying common stock. Because a convertible security may also be interest rate-sensitive, its value may increase as interest rates fall and decrease as interest rates rise. A convertible security is also subject to credit risk, and is often a lower-quality security.

A contingent convertible or contingent capital security is a type of hybrid security that is intended to either convert into an equity security or have its principal written down or written off upon the occurrence of certain trigger events.  An automatic write down, write off, or conversion event will typically be triggered by a reduction in the issuer’s capital level or an action by the issuer’s regulator, but may also be triggered by other factors.  Due to the contingent write down, write off, or conversion feature, a contingent convertible security may have a greater risk of principal loss than other securities in times of financial stress.   If the trigger level is breached, the value of the contingent convertible security may decrease to zero with no opportunity for an increase in value even if the issuer continues to operate.

Counterparties and Third Parties:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. In addition, fund assets held by a custodian or other third party are subject to the credit risk of the custodian or other third party, and to the custodian’s or third party’s ability or willingness to perform in accordance with the terms of the arrangement. If such a counterparty, custodian, or other third party becomes insolvent or declares bankruptcy, the fund may be limited in its ability to exercise rights to obtain the return of fund assets or in exercising other rights against the counterparty or third party. In addition, bankruptcy and liquidation proceedings take time to resolve, which can limit or preclude a fund’s ability to exercise its rights, including terminating an arrangement or transaction or obtaining fund assets in a timely manner. Counterparties and third parties located outside the United States may involve greater risk of loss or delay in the event of insolvency or bankruptcy. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) a third party has identified that country as an issuer’s “country of risk”; (e) the issuer is included in an index which is representative of that country; (f) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (g) the issuer has 50% or more of its assets in that country.  For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated.  For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.

Cyber Security.  The Fund does not directly have any operational or security systems or infrastructure that are potentially subject to cyber security risks, but the Fund is exposed through its service providers (including, but not limited to, MFS, MFD, the custodian, the auditor, MFSC, financial intermediaries, and subadvisor (if applicable)), to cyber security risks. With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Fund’s service providers are susceptible to operational and information or cyber security risks that could result in losses to the Fund and its shareholders. Cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through system-wide “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber security failures or breaches resulting from the Fund’s service providers or the issuers of securities in which the Fund invests could negatively impact the value of the Fund’s investments and cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, the inability to calculate the Fund’s net asset value, impediments to trading, destruction to equipment and systems, interference with quantitative models, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, and other parties. The Fund may incur incremental costs to prevent or reduce the impact of cyber incidents in the future which could negatively impact the Fund and its shareholders.

While MFS has established information security plans, business continuity plans and risk management systems that it believes are reasonably designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been (or cannot be) adequately identified. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by service providers, or by issuers in which the Fund invests, and such service providers may have limited indemnification obligations to MFS or the Fund, each of whom could be negatively impacted as a result.

Debt Instruments. Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. In addition, because yields vary over time, no specific level of income can ever be assured. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.  During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate; i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.  The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower.  The price of a debt instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. To the extent the Fund invests in fixed-rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s net asset value, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument trading at a negative interest rate is expected to produce a negative return if held to maturity.  Debt markets, including fixed-income markets, can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.  Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural and environmental disasters such as earthquakes, fires, floods, hurricanes, tsunamis and other weather-related phenomena; outbreaks of pandemic and epidemic diseases; terrorist attacks; war or military confrontations; and other geopolitical changes or events (and their aftermath) can have a dramatic adverse effect on debt markets, including fixed-income markets, and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.  Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures. Debt markets, including fixed-income markets, may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

A widespread health crisis such as a global pandemic could cause substantial market volatility and have long-term effects on the U.S. and world economies and markets generally.  For example, the novel coronavirus (COVID-19) outbreak has resulted in significant disruptions to global business activity, including closed international borders, quarantines and travel restrictions, disruptions to business operations and supply chains, and lower consumer demand and economic output.  The impact of this outbreak and other epidemics and pandemics that may arise in the future could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general in significant and unforeseen ways.  A health crisis may also exacerbate other pre-existing political, social and economic risks.  Any such impacts could adversely affect the prices and liquidity of the Fund’s investments and the Fund’s performance.

The London Interbank Offered Rate (LIBOR) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the Fund’s investments, payment obligations, and financing terms may be based on LIBOR. In 2017, the head of the United Kingdom Financial Conduct Authority (FCA), the agency that oversees LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Regulators and industry groups have been planning for the transition away from LIBOR and other interbank offered rates to alternative reference rates and are in the process of implementing measures intended to facilitate this transition.  However, the transition to alternative reference rates may affect the liquidity and valuation of investments tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly.  Accordingly, it is difficult to quantify or predict the impact on the Fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the Fund, or on certain instruments in which the Fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates.  The transition may also result in a reduction in value of certain LIBOR-based investments held by the Fund, or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the Fund’s performance. Since the usefulness of LIBOR as a reference rate could also deteriorate during the transition period, these effects could occur prior to the formal transition away from LIBOR.

See APPENDIX L for a description of ratings.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a

U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. Depositary receipts denominated in a currency other than the currency of the underlying securities subjects the investors to the currency risk of the depositary receipt and the underlying securities.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Investments in non-U.S. issuers through ADRs, EDRs, GDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers.  Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives. While the Fund may use derivatives for any investment purpose, the Fund expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the derivative. Derivatives include futures, forward contracts, options, inverse floating rate instruments, swaps, and certain complex structured securities. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the U.S. and other countries, including asset segregation, margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Emerging Market Countries. Emerging market countries include countries determined to have emerging market economies, taking into account a number of factors, including whether a particular country has a low- to middle-income economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s designation by the International Monetary Fund as an emerging market, the country’s inclusion in an emerging market or frontier emerging market index, and other factors that demonstrate that the country’s financial and capital markets are in the development phase. Emerging market countries include countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe.

Investments tied economically to emerging market countries may be more volatile than investments in countries with more developed markets. The risk of expropriation, confiscatory taxation, nationalization and social, political, and economic instability, greater susceptibility to environmental problems, greater government involvement in the economy, inflation or deflation, currency devaluations, currency exchange rate fluctuations, war, and terrorism may be greater in emerging market countries than countries in developed markets. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemic, epidemic, or contagious diseases from time to time. The economies of emerging market countries may be based on only a few industries, may be vulnerable to changes in trade conditions, and may have large debt burdens and higher inflation rates.

A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Further, some securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current law. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries and may be subject to currency exchange control restrictions. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Generally accepted accounting, auditing, and financial reporting practices and standards in emerging market countries may vary from country to country and may be significantly different from those countries in developed markets. There may be less publicly available information about issuers and certain financial instruments, and currency hedging may be unavailable. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The financial information and disclosure made by such issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities since such companies are generally not subject to the same regulatory, accounting, auditing or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Many emerging market countries have less government supervision, regulation, and enforcement of the securities markets and participants in those markets.

Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors.

The securities markets of emerging market countries may have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries. In addition, securities markets of emerging market countries may be subject to potential market closures due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed countries because brokers and counterparties in such countries may be less well-capitalized and custody and registration of assets in some countries may be unreliable.

Emerging market country debt is subject to high risk and may not be rated for creditworthiness by any internationally recognized credit rating organization. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. If a government obligor defaults on its obligation, an investor may have limited resources and may not be able to enforce a judgment against a foreign government.

A sub-set of emerging market countries are considered to have frontier markets. Frontier market countries generally have smaller, less diverse economies and less mature capital markets than larger emerging market countries, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

Certain trading structures or protocols in some emerging markets involve the risks described above to a greater degree than in developed markets or even in other emerging markets. The Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) or debt securities traded on the China Interbank Bond Market (“CIBM Bonds” and with “China A-Shares, “China Connect Securities”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in People’s Republic of China (PRC) exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai and Shenzhen-Hong Kong Stock Connect (collectively, “Stock Connect”) and the China Bond Connect (the “Bond Connect”). Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If the Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

There are significant risks inherent in investing in China Connect Securities through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Fund’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China Connect Securities transactions to heightened risks. China Connect program restrictions could also limit the ability of a Fund to sell its China Connect Securities in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Fund may not be able to dispose of its China Connect Securities when it wants to in a timely manner, which could adversely affect the Fund’s performance. Additionally, certain China Connect programs are subject to daily quota limitations on purchases of certain China Connect Securities (such as China A-Shares). Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares or other China Connect Securities through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect the Fund’s ability to remove money out of China and use it for other purposes, including to meet redemptions.

China Connect Securities purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, the Fund’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Fund’s Hong Kong sub-custodian, and may not be clearly designated as belonging to the Fund. The precise nature and rights of a Fund as the beneficial owner of China Connect Securities through the Nominee is not well defined under PRC law and it is not yet clear how such rights will be recognized or enforced under PRC law. The use of the nominee system also exposes the Fund to the credit risk of the depository intermediaries, and to greater risk of expropriation. Different fees, costs, and taxes are imposed on foreign investors acquiring China Connect Securities acquired through China Connect programs, and these fees, costs, and taxes may be higher than comparable fees, costs, and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact a fund investing through China Connect programs.

CIBM Bonds may also be purchased through the CIBM Direct Access Program, which is also relatively new. The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through a settlement agent located in China, who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agent. Many of the same risks that apply to investments in the PRC through China Connect programs also apply to investments through the CIBM Direct Access Program.

Certain securities issuers, including issuers in certain emerging market countries, may use a structure known as a variable interest entity.  A Fund’s investment in such an issuer may pose additional risks because the Fund’s investment is made through a holding company whose interests in the underlying business are established through contracts rather than through equity ownership. Certain Chinese companies have used variable interest entities as a means to circumvent Chinese restrictions on foreign ownership of securities in certain sectors.  In such cases, the operating company is generally owned by Chinese nationals and an offshore holding company indirectly holds certain contractual rights relating to the operating company, including a contractual claim on the operating company’s profits. Shares of the offshore holding company, in turn, are traded on exchanges outside of China and are available to non-Chinese investors such as the Fund.  While the application of the variable interest entity structure is a longstanding industry practice in China, the legal status of such structure under Chinese law is uncertain. There is a risk that the Chinese government may cease to tolerate such variable interest entity structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers.  Further, in case of dispute (for example, with the Chinese owners of the operating company), the holding company’s contractual claims with respect to the operating company may be deemed unenforceable in China, thus limiting the remedies and rights of investors such as the Fund.  Such legal uncertainty may be exploited against the interests of the investors in the related holding company.  Further, this application of the variable interest entity structure generally restricts the Fund’s ability to influence the operating company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from operating company earnings.  Foreign companies listed on stock exchanges in the United States, including companies using the variable interest entity structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the Public Company Accounting Oversight Board, or other United States regulators.

Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events.

These and other risks may exist to varying degrees in connection with investments through other trading structures, protocols and platforms in emerging markets.

Equity Securities.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depositary receipts for such securities, equity interests in REITs, securities of investment companies, and other similar interests in an issuer.  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or segment of an equity market. Climate change regulation (such as decarbonization legislation or other mandatory controls to reduce emissions of greenhouse gases) could significantly affect many of the companies in which the Fund invests by, among other things, increasing those companies’ operating costs and capital expenditures. Equity markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

A widespread health crisis such as a global pandemic could cause substantial market volatility and have long-term effects on the U.S. and world economies and markets generally.  For example, the COVID-19 outbreak has resulted in significant disruptions to global business activity, including closed international borders, quarantines and travel restrictions, disruptions to business operations and supply chains, and lower consumer demand and economic output.  The impact of this outbreak and other epidemics and pandemics that may arise in the future could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general in significant and unforeseen ways.  A health crisis may also exacerbate other pre-existing political, social and economic risks.  Any such impacts could adversely affect the prices and liquidity of the Fund’s investments and the Fund’s performance.

Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, foreign securities may be denominated in foreign currencies and currencies may be purchased directly. Accordingly, changes in the values of those currencies may have a positive or negative effect on the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, tariffs, and other political or regulatory developments.  Currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar. In addition, certain foreign countries may restrict the free conversion of their currencies into other currencies and certain foreign currencies may not trade outside their local country.

Although foreign currency dealers generally do not charge a fee for foreign currency transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer.

Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date.  Foreign currency transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date are referred to as deliverable forwards.  Depending on time to settlement and certain other characteristics, certain deliverable forwards can be referred to as “spot” foreign currency transactions.   Foreign currency transactions that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and current rate at settlement based upon an agreed upon notional amount are referred to as non-deliverable forwards.  Depending on whether a foreign currency transaction is deemed to be a spot, a deliverable forward or a non-deliverable forward in a particular jurisdiction, the transaction may be subject to no or different regulatory requirements, including but not limited to reporting, margin, clearing and exchange trading or trading on other public facilities.  Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the Fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, certain foreign currency transactions may be required to be subject to initial as well as variation margin requirements.  Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a foreign currency transaction for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Foreign currency transactions to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Foreign currency transactions can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Foreign currency transactions can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets. Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies may involve significant risks. Foreign investments involve risks relating to local political, economic, regulatory, or social developments, military action or unrest, adverse diplomatic developments, or government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), and may be affected by actions of U.S. and foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, imposition of tariffs or other economic and trade sanctions, embargoes, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, entering or exiting trade or other intergovernmental agreements, or other government action or intervention. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign security. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign markets, while growing in volume and sophistication, may not be as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign trading, settlement and custodial practices (including those involving settlement where Fund assets may be released prior to receipt of payment) may be less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding or other taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments. Some countries limit the ability to profit from short-term trading (as defined in that country).

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers may not be bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. Foreign securities may trade on markets that are closed when the U.S. markets are open.  As a result, accurate pricing information based on foreign market prices may not always be available. In general, there may be less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries. Investors in foreign countries may have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other U.S. authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Some foreign investments impose restrictions on transfer within the United States or to U.S. persons. Although investments subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign investments that are not subject to such restrictions.

Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Fund makes reasonable efforts to stay informed of foreign reporting requirements relating to the Fund’s non-U.S. portfolio securities, no assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

On January 31, 2020, the United Kingdom withdrew from the European Union (commonly referred to as “Brexit”). An agreement between the United Kingdom and the European Union governing their future trade relationship became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the European Union. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the European Union, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. Futures on indexes and futures not calling for physical delivery of the underlying indicator will be settled through cash payments rather than through delivery of the underlying indicator.

If a fund is the purchaser or seller of a futures contract, the fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into.  Initial margin is typically calculated as a percentage of the contract’s notional amount. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be increased by the FCM during the term of the contract. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.

The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor, and with respect to certain futures contracts, short futures positions may theoretically result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments equal to the daily change in value of the futures contract. In addition, on the settlement date, an investor in physically settled futures may be required to make delivery of the indicators underlying the futures positions it holds.

Futures can be sold until their last trading dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The CFTC and certain exchanges have established speculative position limits, referred to as “position limits,” on the maximum speculative positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by MFS may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the performance of the Fund. In addition, the CFTC recently adopted rules that, once effective, will materially expand the scope of contracts subject to federal limits to include additional futures and options on futures and certain swaps. Such regulations may adversely affect the Fund’s ability to hold positions in certain futures contracts and related options and swaps.

Futures are subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Foreign futures contracts may not be subject to the same level of regulation as U.S. futures contracts, and foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S. traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, clearing member, clearing house, or other party that may owe margin to a fund.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument.  The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures, options, and swaps by and to U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation:  Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter.  Any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending MFS Fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing MFS Fund.  A borrowing MFS Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed.  Any delay in repayment of an interfund borrowing to a lending MFS Fund could result in lost investment opportunities or borrowing costs.

Large Shareholder Risk: From time to time, shareholders of the Fund (which may include institutional investors, financial intermediaries, or other MFS Funds) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times it would not otherwise do so.  Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities.  In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Purchases of a large number of shares may adversely affect the Fund’s performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it ordinarily would.

Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount generally at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment; however, it is sometimes not feasible, particularly in the case of foreign securities, to recall the securities in time to vote the shares. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment and related transaction costs by the time the replacement investment is purchased. The Fund bears the risk of any investment loss from cash received as collateral that is invested in other eligible securities, including shares of a money market fund. The Fund engages securities lending agents to arrange loans of the portfolio securities.  The Fund pays a fee to such agents.

Services provided by the securities lending agents include locating borrowers; evaluating the initial and ongoing creditworthiness of borrowers; determining and monitoring the value of loaned securities and collateral; monitoring collateral requirements and collecting additional collateral as necessary; collateral transfer; cash collateral management; negotiation of loan terms; selection of securities to be loaned; recordkeeping and reporting; monitoring lending restrictions; monitoring for loan position modifications due to corporate actions; monitoring distribution activity and delivering any distributions from securities on loan; monitoring proxy votes related to U.S. loaned securities; and arranging for the return of loaned securities at loan termination or as otherwise required.

New regulations require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements in the event the counterparty or its affiliate becomes subject to a resolution or insolvency proceeding.

Income and fees related to securities lending activities for the Fund’s most recent fiscal year are set forth in APPENDIX M.

Leveraging. Certain transactions and investment strategies, including when-issued, delayed delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Fund. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and not possible to sell these investments and the Fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

The Fund has implemented a liquidity risk management program pursuant to Rule 22e-4 under the 1940 Act that MFS believes is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.  In accordance with Rule 22e-4, the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.  In the event the Fund’s illiquid investments exceed 15% of the Fund’s net assets, MFS will take certain actions, including reporting the occurrence to the Board and providing the Board with information regarding how MFS plans to bring the Fund’s illiquid investments to or below 15% of the Fund’s net assets within a reasonable time. While the Fund’s liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Historically, loans normally have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans may also not be considered “securities,” and purchasers may not be entitled to rely on the anti-fraud and other protections of the federal securities laws.

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have higher prices.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (MNPI) about the issuers of bank loans being considered for acquisition by the Fund or held by the Fund. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the prices the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held by the Fund. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Master Limited Partnerships.  Master limited partnerships are limited partnerships in which ownership interests are publicly traded.  Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments.  Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industry in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries.  In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

MFS Funds-of-Funds Conflict of Interest Risk. In managing MFS Fund-of-Funds and underlying funds, MFS is subject to conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds), and, more generally, in fulfilling its obligations with respect to both the MFS Fund-of-Funds and the underlying funds. Therefore, a conflict of interest exists because MFS has an incentive to allocate fund assets into underlying funds that produce the greatest fees for MFS; however, MFS is legally obligated to act in the best interests of both the MFS Fund-of-Funds and the underlying funds.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

During the 2008 global financial downturn and the recent market volatility caused by the coronavirus outbreak, many money market instruments that were thought to be highly liquid became illiquid and lost value. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions with respect to the financial markets generally and money market instruments in particular.  While these actions have stabilized the markets for these instruments, there can be no assurances that those actions will continue or continue to be effective. If the Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. In addition, tax or other regulatory changes may adversely affect the mortgage-backed securities market as a whole. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Investments in mortgage-backed securities are impacted by the industry, sector, and geographic region of the underlying mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of FNMA and FHLMC mortgage-backed securities.  In June 2019, FNMA and FHLMC started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities.  The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Private mortgage-backed securities represent interest in pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or the location and age of other underlying obligations, regulatory requirements, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and securitized instruments. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes drastically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. There are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by residential or commercial loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” The CMO structure enables the issuer to direct the principal and interest cash flow generated by the collateral of the different tranches in a prescribed manner in order to meet different investment objectives. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the Prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the Prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. Other structures include floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and prices of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities. The value of CMOs collateralized by commercial mortgages or commercial mortgage pass-through securities depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing.  If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt obligations or other instruments or participations therein issued by or on behalf of (or that are otherwise treated for federal tax purposes as issued by or an obligation of) states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax-exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

From time to time, proposals have been introduced before Congress and state legislatures to restrict or eliminate the federal and state income tax exemption for interest on municipal instruments.  Similar proposals may be introduced in the future.  Such legislation or court or tax rulings that eliminate or cap the federal and/or state deduction of interest from municipal instruments could adversely affect the price of municipal instruments and the interest paid by the municipal instruments, and may restrict or eliminate the ability of the Fund to achieve its respective investment objective.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, or political or economic developments in the region where the instrument is issued.  Municipal instruments generally trade in the over-the-counter market. Information about the financial condition of an issuer of municipal bonds may not be as extensive or frequently available as that which is made available by corporations whose securities are publicly traded.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, territories, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the specific revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Specific revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal bond insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal bond insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal bond insurance policy is dependent on the credit quality and financial strength of the company providing such insurance and its ability to fulfill its claims-paying obligations. As a result of ratings downgrades and withdrawals from the municipal bond insurance business, some municipal bond insurance policies may have little or no value.

Municipal bonds may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of borrowers in a state, U.S. territory, or possession. For example, the COVID-19 outbreak stressed the financial resources of certain municipal issuers, weakening their ability to meet their financial obligations and, in some cases, harming the value of the Fund’s investments. Factors contributing to the economic stress on municipal issuers included an increase in expenses associated with combatting the COVID-19 pandemic and a decrease in revenues supporting the bonds due to factors such as lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and a decrease in the value of collateral backing the revenue bonds issued by hospitals, colleges and universities, toll roads, convention centers, stadiums, casinos, and others due to closures and/or curtailment of services and/or changes in consumer behavior.  These risk factors were mitigated by significant Federal aid, however, and have shown signs of abating as the U.S. economy reopens.  Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the COVID-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties,  it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.

In addition to being downgraded, if a municipality experiences significant financial distress, depending on applicable law, it may become subject to emergency oversight, and in some jurisdictions may be eligible to file a petition for relief under Chapter 9 of the U.S. Bankruptcy Code.  As a result of these actions, a distressed municipality may be entitled to certain protections from the enforcement of rights and remedies by creditors in order to permit the municipality to negotiate and execute a plan for the reorganization of its debts.  Such a reorganization of debts may include the extension of debt maturities, reduction in the amount of principal and interest due thereon, alterations to contractual provisions and other measures which may significantly affect the value of the securities issued by the municipality and the value of the Fund’s investments therein.

Education.  In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding or to fund construction and other projects which benefit the educational institution are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions, including the events surrounding the COVID-19 pandemic. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses, including those associated with the curtailment of on campus activities due to the COVID-19 pandemic, could impair the ability of a borrower to make annual debt service payments. Charter schools are subject to the additional risk that the contract (or charter) may be revoked for failure to meet academic or fiscal management standards, safety or health-related issues, or other reasons. Student loan revenue bonds are typically offered by state (or substate) entities and are primarily backed by pools of private student loans. Underlying student loans are generally unsecured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, unemployment rates, the trust’s overall ability to generate excess spread, and loan modifications. Since bonds are issued prior to the origination of student loans, there is risk that bond proceeds are not fully disbursed to students, in which case the issuer has the option to retire bonds prior to the stated maturity or call date. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, bankruptcy protection for student loan borrowers, and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry is highly regulated at both the state and federal level. There are generally two types of electric utilities: municipal owned and investor owned. Municipal owned utilities typically benefit from a monopoly position and self-imposed rates, whereas investor owned utilities are typically subject to state and federal oversight for rates and/or subject to competition. Regardless of type, risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects on demand from economic conditions, (d) the effects of conservation on energy demand, (e) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (f) timely and sufficient rate increases allowing for reasonable cost recovery including growing retiree obligations and changing fuel prices, (g) maintenance of existing assets and (h) timely and efficient construction of new assets including those to meet renewable energy mandates.

Health Care. The health care industry includes providers such as hospitals, nursing homes, retirement communities, and community health organizations.  It is subject to regulatory action by a number of governmental agencies at the federal, state, and local level. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions, including the COVID-19 pandemic and associated revenue and expense pressures; the real estate market; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers.  In the future, the following factors may adversely affect health care facility operations: national health reform legislation or proposed legislation; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by mortgage loan repayments. The proceeds of these bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Due to the difficulty in precisely predicting demand for mortgages, there is a risk that the bond proceeds will be in excess of demand, which could result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued, and is negatively impacted by an increase of the rate of mortgage defaults. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, the scheduled payments of principal and interest depend in part upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. The financing of housing projects is affected by a variety of factors, including general economic conditions, interest rates, and real estate prices, which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. Some authorities provide additional security for the bonds in the form of insurance, subsidies (federal, state, or local), additional collateral, or state pledges (without obligation) to make up deficiencies.  With respect to multi-family housing, additional risk factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. With respect to single family housing, additional risk factors include the additional credit risk of first-time homebuyers with lower incomes and mortgages with little or no equity.

Prepaid Gas Bonds.  Payment of principal and interest on prepaid gas bonds is subject to the key risk that the gas supplier fails to provide the natural gas as agreed over the life of the contract between the gas supplier and the municipal utility.  The gas supplier’s obligation to provide the natural gas is guaranteed by a financial institution and therefore the credit quality of this financial institution is an important factor in the credit quality and value of the bonds.  Additional risks include the willingness and ability of the municipal utilities to purchase the gas when delivered.  Failure to do so, among other things, could result in the bond being called.

Tender Option Bonds. The Fund may invest in certificates issued in tender option bond (TOB) transactions.  A TOB is a common way of referring to floating rate certificates issued by a special purpose trust into which one or more municipal instruments are deposited. In a TOB transaction, the trust issues two classes of securities.  The first class, the floating rate certificates (floaters), is typically sold to third-party investors and pays an interest rate that is reset periodically based on a specified index.  The second class, the inverse floating rate certificates (inverse floaters), is typically issued to the investor(s) that deposited the municipal instruments into the trust, and pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floaters, after expenses.

Holders of the floaters generally have the right to tender such securities back to the TOB trust for par plus accrued interest.  A remarketing agent for the trust is required to attempt to re-sell any tendered floaters to new investors for the purchase price (the stated amount of the floaters plus accrued interest). If the remarketing agent is unable to successfully re-sell the tendered floaters, depending on the structure of the trust, a liquidity provider to the trust may elect to cause the trust to sell the municipal instruments held by the trust in an amount sufficient to purchase any tendered floaters or may provide a loan to the trust, the proceeds of which will be used to purchase the tendered floaters.

Holders of the inverse floaters typically have the right to partially or totally collapse their interest in the TOB trust by causing the holders of a proportional share of the floaters to tender their notes to the TOB trust at par plus accrued interest. Thereafter, holders of the inverse floaters may withdraw a corresponding share of the municipal instruments from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage.

Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a greater extent than the value of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond.

Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be more volatile than the value of other debt instruments of comparable maturity and quality; during periods of rising interest rates, the prices of inverse floaters will tend to decline more quicky than those of fixed rate instruments. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates.

A TOB transaction typically provides for the automatic termination of the trust upon the occurrence of certain adverse events. These events may include, among others, a credit rating downgrade or decrease in the value of the underlying municipal instruments below a specified level, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors floaters that have been tendered for repurchase. Following such an event, the underlying municipal instruments are generally sold for current market value and the proceeds generally distributed first to holders of the floaters in an amount equal to the purchase price of their securities plus accrued interest and then to the holders of the inverse floaters. The sale of the underlying municipal instruments following such an event could be at an adverse price that might result in the loss by the Fund of a substantial portion, or even all, of its investment in the related inverse floater.

Other accounts that are advised or sub-advised by MFS or its affiliates may make concurrent side-by-side investments in the same TOB trust, with each account participating in the TOB trust independently of the other participating accounts.  In such a scenario, each account will generally bear the benefits and burdens of its proportional investment in the trust.

Both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs.  As a result of the Volcker Rule and Risk Retention Rules, one or more investors in each TOB trust’s inverse floaters must serve as the “sponsor” of the trust and undertake certain responsibilities.  To the extent the Fund serves as such a sponsor, although the Fund may use a third-party service provider to complete some of these additional responsibilities, being the sponsor of the trust may give rise to certain additional risks including compliance, securities law and operational risks.

Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. In addition, inverse floaters are subject to the risk that the structure does not work as intended and are subject to the credit risk of any third party service provider and to the third party service provider’s ability or willingness to perform in accordance with the terms of the arrangement.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and may be affected by the price and availability of fuel as well as perceived global safety risks including the COVID-19 pandemic. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area, including the COVID-19 pandemic and associated decline in movement and shift towards telework. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue —a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating manufacturers and other factors. MSA payment adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable. Cigarette shipments (and therefore MSA payments) will be negatively affected by increased government regulation (such as a ban on menthol cigarettes), price increases above the rate of inflation (including tax increases by federal, state, and local authorities), increased health consciousness by smokers, increases in indoor and outdoor smoking restrictions, and increases in sales of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products and smokeless tobacco).

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates and the associated costs are challenges faced by issuers of water and sewer bonds. Also, water and sewer bonds issued by an enterprise of a municipality in financial distress may not be insulated from the financial insecurity of that municipality.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally, lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations generally have the same risk characteristics as Municipal Instruments.

Options. An option is a contract which conveys to the holder of the option the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform in accordance with the terms of the contract. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying interest to the option writer at the strike price.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.

The writer of a cleared option is required to deposit initial margin. Additional margin may also be required. The writer of an uncleared option may be required to deposit initial margin and additional margin.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate”

dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the prices of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. Investments in real estate-related investments may be negatively affected by the COVID-19 pandemic.  Potential impacts of the pandemic on the real estate sector include lower occupancy rates, decreased lease payments, defaults, and foreclosures, among other consequences.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor.  REITs are not diversified, and are subject to the risks of financing projects.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

Hybrid REITs share the characteristics and risks of equity REITs and mortgage REITs.

REITs could be adversely affected by failure to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation.  In addition, investments in certain industries, sectors, or countries may also be subject to extensive regulation.  Government regulation may change frequently and may have significant adverse consequences. Economic downturns and political changes can trigger economic, legal, budgetary, tax, and other regulatory changes.  Regulatory changes may change the way a Fund is regulated or the way the Fund’s investments are regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to pursue its investment strategy or achieve its investment objective.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If Fund assets and/or collateral is maintained by a third party custodian, the Fund is also subject to the credit risk of the third party custodian.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their resale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Fund makes additional investments with the proceeds while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. A Fund may invest in other funds advised by MFS.

Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Unregistered investment companies are subject to less regulation. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Exchange Traded Funds (ETFs). The Fund may invest in ETFs. An ETF may seek to replicate the performance of a specific index or may be actively managed.  ETF shares are redeemable only in large blocks of shares often called “creation units” by persons other than a Fund, and are redeemed principally in-kind at each day’s next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of ETFs results in the layering of expenses, such that the Fund would indirectly bear a proportionate share of any ETF’s operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.   Investments in ETFs are subject to the risks associated with the underlying securities that the ETF holds.  For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF.Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid.

Securitized Instruments. Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (e.g., credit cards) agreements and other receivables. The assets can be a pool of assets or a single asset (e.g., a loan to a specific corporation). Securitized instruments that represent an interest in a pool of assets provide greater credit diversification than securitized instruments that represent an interest in a single asset.  Securitized instruments are issued by trusts or other special purpose entities that holds the underlying assets. Payment of interest and repayment of principal on securitized instruments may be largely dependent upon the cash flows generated by the underlying assets and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

The credit quality of securitized instruments depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-enhancement provider, if any. The value of securitized instruments may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool of assets and its structure, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. Securitized instruments that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with securitized instruments that do have a security interest in the underlying assets.

Some types of securitized instruments are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on these securitized instruments is related to the rate of principal payments on the underlying pool of assets and related to the priority of payment of the security with respect to the pool of assets. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location and age of the underlying obligations, asset default and recovery rates, regulatory requirements, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, these securitized instruments may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the maturity of the asset-backed security, increasing the potential for loss.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a seller may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller.  Short sales may create leverage, and, to the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay to the lender of securities any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the short sale. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale, and transaction costs. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” (i.e., when a security identical to one owned by the seller is borrowed and sold short). If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by governments or their agencies of developed and emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. Any restructuring of sovereign debt obligations will likely have a significant adverse effect on the value of the obligations. There is little legal recourse against sovereign issuers other than what such an issuer may determine to provide.  In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors, including the issuer’s cash flow, the size of its reserves, its access to foreign exchange, and the relative size of its debt service burden to its economy as a whole. Although some sovereign debt is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Special Purpose Acquisition Companies.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded.  The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares.  Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities).  No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.

An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private  offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Structured Securities.  Structured securities (often called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an underlying indicator.  The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Sukuk.  Sukuk are certificates structured to comply with Sharia law and its investment principles.  These certificates usually represent the beneficial ownership interest in a portfolio of eligible existing or future tangible or intangible assets (“underlying assets”).  In a typical sukuk, a special purpose vehicle (SPV) issues certificates to investors in exchange for their capital.  The SPV transfers the capital to or for the benefit of the entity that is raising the capital (the “obligor”) in exchange for the underlying assets of the obligor that are held in trust by the SPV.  The obligor is obligated, usually through a series of contracts, to make periodic payments to investors through the SPV over a specified period of time and a final payment to investors through the SPV on a date certain.  Obligors of sukuk include financial institutions and corporations, foreign governments and agencies of foreign governments, including issuers in emerging markets.

Although under Sharia law, sukuk involve the sharing of profits and losses in the underlying asset financed by the investment in the certificates, most sukuk do not provide investors with bona fide legal ownership of the underlying assets, and the periodic and final payments to sukuk investors are not generally linked to the value of the underlying assets.  As a result, most sukuk are considered unsecured obligations whose risks and returns are similar to those of conventional debt instruments.  Investors typically have no direct recourse to the underlying assets and do not have a secured claim against the obligor.  Sukuk investors are subject to the creditworthiness of the obligor, and the obligor may be unwilling or unable to meet its periodic or final payment obligations.  In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited.  As with conventional debt instruments, sukuk prices change in response to interest rate changes.

The structural complexity of sukuk and the immaturity of the sukuk market, increases the potential risks of investing in sukuk, including operational, legal, and investment risks.  While the sukuk market has grown in recent years, sukuk can be less liquid than other types of investments and it may be difficult at times to invest in or dispose of sukuk.  In addition, evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of the sukuk by some Islamic scholars that certain sukuk do not comply with Sharia law and its investment principles, could have a dramatic adverse effect on the price and liquidity of a particular sukuk or the sukuk market in general.

Swaps.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps include “caps,” “floors,” “collars” and options on swaps, or “swaptions.”  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms. Swaps can take many different forms and are known by a variety of names and other types of swaps may be available.

Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in certain credit default swaps on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. Or, for example, in a total return swap, one party agrees to make a series of payments to another party based on the income and price return of the underlying indicator during a specified period, while the other party agrees to make a series of payments calculated by reference to an interest rate or other agreed upon amount.  On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

It may not be possible to close out a swap at any particular time or at an acceptable price. The inability to close swap positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Swaps may be entered into for hedging or non-hedging purposes. If MFS attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the swap may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Legislation has been enacted that has resulted in and will result in numerous regulatory changes related to swaps, including margin, clearing, trading, and reporting requirements. These regulatory changes are expected to occur over time and could materially and adversely affect the ability of the Fund to buy or sell swaps and increase the cost of swaps. In the future, swaps may be required to be subject to initial as well as variation margin requirements. Initial margin is typically calculated as a percentage of the swap’s notional amount. Additional variation margin will be required based on changes in the daily market value of the swap.

Swaps may also be subject to liquidity risk because it may not be possible to close out the swap prior to settlement date and an investor would remain obligated to meet margin requirements until the swap is closed. In addition, swaps that are not centrally cleared are subject to the creditworthiness of the counterparty to the swap, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. The credit risk in uncleared swaps is dependent on the creditworthiness of the individual counterparty to the swap and may be greater than the credit risk associated with cleared swaps.

In a cleared transaction, performance of the transaction will be effected by a central clearinghouse rather than by the bank or broker that is the Fund’s original counterparty to the transaction. Swaps that are centrally cleared will be subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Swaps can provide exposure to a variety of different types of investments or market factors. The most significant factor in the performance of a swap is the change in the underlying price, rate, index level, or other indicator that determines the amount of payments to be made under the arrangement. The risk of loss in trading swaps can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in swaps, and the potential high volatility of the swaps markets. As a result, a relatively small price movement in a swap may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a swap may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, for physically settled swaps, on the settlement date an investor may be required to make delivery of the indicators underlying the swaps it holds.

Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker/dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.

Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker/dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.

Temporary Defensive Positions. In response to adverse market, economic, industry, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a significant portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including a money market fund advised by MFS, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

U.S. Government Securities.  U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.  Such securities may involve increased risk of loss of principal and interest compared to U.S. Government securities that are backed by the full faith and credit of the United States.  It is possible that the U.S. Government may experience credit downgrades.  Such a credit event may adversely affect the financial markets and securities held by the Fund.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker/dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Warrants. Warrants are derivative instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants can be physically or cash settled depending on the terms of the warrant and can be issued by the issuer of the underlying equity security or a third party. Warrants often involve a counterparty to the transaction. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed Delivery, and Forward Commitment Transactions. When-issued, delayed delivery, and forward commitment transactions, including securities purchased or sold in the to be announced (TBA) market, involve a commitment to purchase or sell a specific security at a predetermined price or yield at which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated, and the seller loses the opportunity to benefit if the price of the security rises.  If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss. A Fund may renegotiate a when-issued, delayed delivery, or forward commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

TBA Transactions. A Fund may engage in purchases or sales of TBA securities, which usually are transactions in which a Fund buys or sells mortgage-backed securities on a delayed delivery or forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a Fund for investment purposes in order to gain or reduce exposure to certain securities, or for hedging purposes to adjust the risk exposure of a Fund’s portfolio without having to restructure the portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other delayed delivery and forward commitment purchase and sale transactions. In addition, when a Fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, a Fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the Fund’s obligations are outstanding.

Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. The final rules are not currently in effect and additional revisions to these rules are anticipated before they become effective. It is not clear when the rules will be implemented.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX I - INVESTMENT RESTRICTIONS

Fundamental investment restrictions cannot be changed without the approval of a Majority Shareholder Vote.  Non-fundamental policies, if any, can be changed without shareholder approval.

As fundamental investment restrictions, the Fund may not:

(1)         borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) and exemptive orders granted under such Act;

(2)         underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

(3)         issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(4)         make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

(5)         purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

(6)         purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Except for investment restriction No. 1, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

For purposes of investment restriction No. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of investment restriction No. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

I - 1

APPENDIX J - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund
MFS Institutional International Equity Fund	June 30, 2021	$1,158,741
	June 30, 2020	$1,025,733
	June 30, 2019	$910,527

Securities Issued by Regular Broker/Dealers

During the fiscal year ended June 30, 2021, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of June 30, 2021:

Fund	Broker/Dealer	Value of Securities
MFS Institutional International Equity Fund	UBS GROUP AG	$197,669,269

J - 1

APPENDIX K - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

This list of recipients below is current as of October 5, 2021, and any additions, modifications, or deletions to this list that have occurred since that date are not reflected.

Name of Recipient	Purpose of Disclosure
AcadiaSoft	Software Vendor
BBH (Brown Brothers Harriman) Infomediary	Software Vendor
Bloomberg Indices	System / Data Transmission Vendor
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Capital Confirmations, Inc.	Electronic Confirmation Services Between Fund Auditors and Brokers
Charles River Development	Systems Vendor
Citigroup	Analytical Tool
Commcise	Consultant
Deloitte & Touche LLP*	Independent Registered Public Accounting Firm for Certain of the MFS Funds
Deutsche Bank Securities Inc.	Intermediary
Eagle Investment Systems Corp	Accounting System
Ernst & Young LLP*	Independent Registered Public Accounting Firm for Certain of the MFS Funds
FactSet Research Systems, Inc.	Analytical Tool
Fiserv	Software Vendor
GainsKeeper, Inc.	Accounting System
Goldman Sachs Asset Management, L.P.**	Investment Advisor
ICE Data Services	Fund Pricing
IEX Data Analytics LLC (IEX Astral)	Analytical and Reporting Tool
Institutional Shareholder Services, Inc.	Proxy Service Provider
JP Morgan Chase Bank***	Fund Custodian for Certain of the MFS Funds
J.P. Morgan Securities, Inc.****	Analytical Tool
Lipper, Inc.	Publication Preparation
Mackey Research Management Software	Software Vendor
Markit Group	Pricing Service
Massachusetts Financial Services Company	Fund Management
MFS Fund Distributors, Inc.	Fund Distribution
MSCI BARRA	Analytical Tool
OMGEO LLC	Software Vendor
Paragon Group UK Ltd.	Analytical Tool
RiskMetrics Group, LLC	Risk Management Tool
Ropes & Gray LLP	Legal Counsel
RR Donnelley	Software Vendor and Typesetting and Printing Services
SageView Advisory Group LLC	Consultant
State Street Bank and Trust Company***	Fund Custodian for Certain of the MFS Funds
Style Research	Software Vendor
Toppan Merrill LLC	Software Vendor
Virtu ITG LLC	Analytical Tool

*                                         Receives non-public portfolio holdings information only for those MFS Funds for which it is the Independent Registered Public Accounting Firm.

**                                  Goldman Sachs Asset Management, L.P. acts as a discretionary investment advisor to KPMG, LLP (“KPMG”) and receives limited non-public holdings information for certain MFS Funds to assist KPMG in satisfying auditor independence rules.

***                           Receives non-public portfolio holdings information only for those MFS Funds for which it is the Custodian.

****                    JP Morgan Securities receives non-public portfolio holdings information for MFS High Income Fund only.

K - 1

APPENDIX L - DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service (Moody’s), S&P Global Ratings, Fitch Ratings, Inc. (Fitch), DBRS Morningstar (DBRS®), and Kroll Bond Rating Agency (KBRA) represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Description of its Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considred medium-grade and as such may possess speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Excerpts From S&P Global Ratings’ Description of its Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●                  The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●                  The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and

●                  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Excerpts from Fitch’s Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

●                  the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

●                  the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

●                  the formal announcement by the issuer or their agent of a distressed debt exchange;

●                  a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

●                  an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

●                  has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

●                  has not otherwise ceased operating. This would include:

●                  the selective payment default on a specific class or currency of debt;

●                  the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

●                  the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Excerpts From DBRS’® Description of its Ratings

The DBRS® long-term ratings provide DBRS Morningstar’s opinion on the risk that investors may not be repaid in accordance with the terms under which the long-term obligation was issued. The obligations rated in this category typically have a term of one year or longer.

All rating categories other than AAA and D also contain subcategories (high) and (low). The absence of either a (high) or (low) designation indicates that the rating is in the middle of the category.

AAA Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the C category.

D When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS® may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

Excerpts From KBRA’s Description of its Ratings

KBRA assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured obligations.

These definitions should be used in conjunction with KBRA’s rating methodologies.

AAA Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC Determined to be near default or in default with average recovery expectations.

C Determined to be near default or in default with low recovery expectations.

D (1) There  is  a missed  interest   payment,  principal   payment,  or  preferred  dividend   payment,  as  applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

APPENDIX M – INCOME AND FEES RELATED TO SECURITIES LENDING ACTIVITIES

During the fiscal year ended June 30, 2021, the following income and fees were related to securities lending activities:

		Fees related to Securities Lending Activities
Fund	Gross Income	Revenue Split*	Cash Collateral Management#	Rebate	Aggregate Fees	Net Income
MFS Institutional International Equity Fund	$332,708	$38,308	$26,243	$0	$64,551	$268,158

*          Administrative and indemnification fees related to securities lending activities are included in the revenue split. There were no other fees related to securities lending activities.

#          Estimated based on historical expenses of securities lending agent’s cash collateral reinvestment vehicle and the Fund’s average cash collateral balance over the period.

M - 1

APPENDIX N – INDEX PROVIDER INFORMATION

MFS has entered into agreements with various index providers authorizing the use of certain trademarks, trade names and information in connection with the offering and/or promotion of certain of the MFS Funds.  Information regarding certain of these agreements is included below.

Bloomberg Indices

Bloomberg® and the Bloomberg Indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Bloomberg Indices (collectively “Bloomberg”) and have been licensed for use for certain purposes by MFS.  The Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. The only relationship of Bloomberg to MFS is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Indices, which are determined, composed and calculated by BISL without regard to MFS or the Fund. Bloomberg has no obligation to take the needs of MFS or the owners of the Fund into consideration in determining, composing or calculating the Bloomberg Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Fund customers, in connection with the administration, marketing or trading of the Fund.

Bloomberg does not guarantee the accuracy and/or the completeness of the Bloomberg Indices or any data related thereto and shall have no liability for any errors, omissions, or interruptions therein.  Bloomberg does not make any warranty, express or implied, as to results to be obtained by MFS, owners of the Fund, or any other person or entity from the use of the Bloomberg Indices or any data related thereto.  Bloomberg does not make any express or implied warranties and expressly disclaims all warranties of merchantability for fitness for a particular purpose or use with respect to the Bloomberg Indices or any data related thereto.  Without limiting any of the foregoing, to the maximum extent allowed by law, Bloomberg, its licensors, and its and their respective employees, contractors, agents, suppliers, and vendors shall have to liability or responsibility whatsoever for any injury or damages – whether direct, indirect, consequential, incidental, punitive or otherwise – arising in connection with the Fund or Bloomberg Indices or any data or values relating thereto – whether arising from their negligence or otherwise, even if notified of the possibility thereof.

FTSE Fixed Income LLC

© 2020 FTSE Fixed Income LLC. All rights reserved.

FTSE EPRA Nareit

FTSE International Limited (“FTSE”)© FTSE 2020. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under licence.  “FT-SE®,” “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under licence. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N. V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N. V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE data is permitted without FTSE’s express written consent.

ICE Data Indices

ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.

MSCI

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Russell

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

N - 1

S&P Dow Jones

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company.  Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

N - 2

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, MA 02199

(617) 954-5000

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue, Boston, MA 02199

(617) 954-5000

Shareholder Servicing Agent

MFS Service Center, Inc.

P.O. Box 219341, Kansas City, MO 64121-9341

Toll free:  1-877-960-6077

MFS INSTITUTIONAL TRUST

MFS® Institutional International Equity Fund

PART C

Item 28.	Exhibits

(a)	1	Amended and Restated Declaration of Trust, dated December 16, 2004, previously filed as Exhibit 1(a) of the Registrant's Post-Effective Amendment No. 26, filed on August 29, 2005, accession number 0000950156-05-000321.

2	Certificate of Amendment, dated December 28, 2006, to the Declaration of Trust to terminate MFS Institutional Large Cap Growth Fund, previously filed as Exhibit 1(b) of the Registrant's Post-Effective Amendment No. 28, filed on October 25, 2007, accession number 0000950156-07-000658.

3	Certificate of Amendment, dated July 31, 2007, to the Declaration of Trust to terminate MFS Institutional International Research Equity Fund, previously filed as Exhibit 1(c) of the Registrant's Post-Effective Amendment No. 28, filed on October 25, 2007, accession number 0000950156-07-000658.

4	Certificate of Amendment, dated May 2, 2016, Certification of Amendment to the Declaration of Trust, previously filed as Exhibit (a) 4 of the Registrant's Post-Effective Amendment No. 42, filed on October 27, 2016, accession number 0001104659-16-152436.

5	Certificate of Amendment, dated December 21, 2016, to the Declaration of Trust to terminate MFS Institutional Large Cap Value Fund, previously filed as Exhibit (a) 5 of the Registrant's Post-Effective Amendment No. 44, filed on October 26, 2017, accession number 0001104659-17-063912.

(b)	1	Master Amended and Restated By-Laws, dated January 1, 2002, as revised through July 19, 2019, previously filed as Exhibit (b) 1 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 148, filed on September 26, 2019, accession number 0001104659-19-051464.

2	Appendix A, as revised October 1, 2021, to the Master Amended and Restated By-Laws, dated January 1, 2002, as revised through July 19, 2019, accession number to be incorporated by reference.

(c)	Copies of instruments defining the rights of shareholders, including the relevant portions of: the Declaration of Trust, dated December 16, 2004 (see Section 6.2), as amended through December 21, 2016, previously filed as Exhibit 1(a) of the Registrant's Post-Effective Amendment No. 26, filed on August 29, 2005, accession number 0000950156-05-000321, and the Master Amended and Restated By-Laws, dated January 1, 2002 as revised through July 19, 2019, previously filed as Exhibit (b) 1 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No 148, filed on September 26, 2019, accession number 0001104659-19-051464.

(d)	1	Investment Advisory Agreement for the Trust, dated January 1, 2002, previously filed as Exhibit 4(a) of the Registrant's Post-Effective Amendment No. 23, filed on October 28, 2002, accession number 0000950156-02-000420.

2	Amendment, dated November 1, 2008, to the Investment Advisory Agreement, dated January 1, 2002, previously filed as Exhibit (d) 2 of the Registrant's Post-Effective Amendment No. 30, filed on October 27, 2009, accession number 0001193125-09-214442.

3	Amendment, effective as of October 28, 2016, to the Investment Advisory Agreement dated January 1, 2002, by and between MFS Institutional Trust and Massachusetts Financial Services Company, previously filed as Exhibit (d) 3 of the Registrant's Post-Effective Amendment No. 42, filed on October 27, 2016, accession number 0001104659-16-152436.

4	Amendment, effective as of August 1, 2019, to the Investment Advisory Agreement dated January 1, 2002, by and between MFS Institutional Trust and Massachusetts Financial Services Company, previously filed as Exhibit (d) 4 of the Registrant's Post-Effective Amendment No. 48, filed on October 25, 2019, accession number 0001104659-19-056379.

(e)	1	Distribution Agreement by and between MFS Institutional Trust and MFS Fund Distributors, Inc., dated June 15, 1994, previously filed as Exhibit 15 of the Registrant's Post-Effective Amendment No. 9, filed on October 27, 1995, accession number 0000950156-95-000766.

2	Amendment, dated May 2, 2016, to the Distribution Agreement by and between MFS Institutional Trust and MFS Fund Distributors, Inc., dated June 15, 1994, previously filed as Exhibit (e) 2 of the Registrant's Post-Effective Amendment No. 42, filed on October 27, 2016, accession number 0001104659-16-152436.

3	Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer, previously filed as Exhibit (e) 3 of MFS Series Trust V (File Nos. 2-38613 and 811-02031) Post-Effective Amendment No. 84, filed on January 25, 2019, accession number 0001104659-19-003306.

(f)	Not Applicable.

(g)	1	Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006, previously filed as Exhibit 7(a) of MFS Series Trust II (File Nos. 33-07637 and 811-04775) Post-Effective Amendment No. 39, filed on January 26, 2007, accession number 0000950156-07-000045.

2	Appendix A, as of April 8, 2021, to the Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006, previously filed as Exhibit (g) 2 of MFS Municipal Series Trust (File Nos. 2-92915 and 811-04096) Post-Effective Amendment No. 75, filed on May 11, 2021, accession number 0001104659-21-064374.

3	Appendix E, as of October 7, 2010, to the Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006, previously filed as Exhibit (g) 7 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 76, filed on November 24, 2010, accession number 0001104659-10-059884.

4	Amendment No. 1, as of May 5, 2010, to Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006, previously filed as Exhibit (g) 6 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 73, filed on May 21, 2010, accession number 0001193125-10-125905.

5	Schedule X, as of May 21, 2013, to the Custodian Agreement between each of the Investment Companies listed on Appendix A thereto and JPMorgan Chase Bank, N.A, previously filed as Exhibit (g) 9 of MFS Series Trust XIII (File Nos. 2-74959 and 811-03327) Post-Effective Amendment No. 53, filed on June 27, 2013, accession number 0001104659-13-051755.

6	Fund Accounting Agreement between the Registrant and JPMorgan Investor Services Co., dated November 13, 2006, previously filed as Exhibit 7(b) of MFS Series Trust II (File Nos. 33-07637 and 811-04775) Post-Effective Amendment No. 39, filed on January 26, 2007, accession number 0000950156-07-000045.

7	Appendix A, as of April 8, 2021, to the Fund Accounting Agreement between the Registrant and JPMorgan Chase Bank, N.A. (Successor in interest to J.P.Morgan Investor Services Co.), dated November 13, 2006, previously filed as Exhibit (g) 7 of MFS Municipal Series Trust (File Nos. 2-92915 and 811-04096) Post-Effective Amendment No. 75, filed on May 11, 2021, accession number 0001104659-21-064374.

8	Appendix B, as of May 5, 2010, to the Fund Accounting Agreement between the Registrant and JPMorgan Investor Services Co., dated November 13, 2006, previously filed as Exhibit (g) 9 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 73, filed on May 21, 2010, accession number 0001193125-10-125905.

(h)	1	Amended and Restated Shareholder Servicing Agent Agreement between Registrant and MFS Service Center, Inc. as Shareholder Servicing Agent dated November 30, 1995, previously filed as 9(a) of the Registrant's Post-Effective Amendment No. 10, filed on February 8, 1996, accession number 0000950156-96-000126.

2	Amendment, dated February 22, 2005, to Shareholder Servicing Agent Agreements, previously filed as Exhibit 8(c) of the MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 55, filed on March 14, 2005, accession number 0001047469-05-006333.

3	Amendment (Massachusetts Privacy Provision), dated February 15, 2011, to the Shareholder Servicing Agent Agreements, dated November 30, 1995, previously filed as Exhibit (h) 3 of the Registrant's Post-Effective Amendment No. 32, filed on October 27, 2011, accession number 0001104659-11-058297.

4	Amendment, dated May 2, 2016, to the Shareholder Servicing Agreements, dated November 30, 1995, previously filed as Exhibit (h) 4 of the Registrant's Post-Effective Amendment No. 42, filed on October 27, 2016, accession number 0001104659-16-152436.

5	Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 5 of MFS Series Trust X (File Nos. 33-01657 and 811-04492) Post-Effective Amendment No. 98, filed on September 25, 2014, accession number 0001104659-14-068212.

6	Amendment, dated May 2, 2016, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 7 of MFS Series Trust III (File Nos. 2-60491 and 811-02794) Post-Effective Amendment No. 60, filed on May 26, 2016, accession number 0001104659-16-123533.

7	Amendment, dated April 4, 2017, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 7 of Massachusetts Investors Trust (File Nos. 2-11401 and 811-00203) Post-Effective Amendment No. 108, filed on April 27, 2017, accession number 0001104659-17-026678.

8	Amendment, dated June 1, 2019, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 10 of MFS Series Trust XIII (File Nos. 2-74959 and 811-03327) Post-Effective Amendment No. 73, filed on June 27, 2019, accession number 0001104659-19-037789.

9	Exhibit A, dated October 1, 2021, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, accession number to be incorporated by reference.

10	Exhibit B, dated June 1, 2019, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 12 of MFS Series Trust XIII (File Nos. 2-74959 and 811-03327) Post-Effective Amendment No. 73, filed on June 27, 2019, accession number 0001104659-19-037789.

11	Exhibit D, as revised January 1, 2021, the Administrative Fee Schedule to the Master Administrative Services Agreement dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 13 of MFS Municipal Series Trust (File Nos. 2-92915 and 811-04096) Post-Effective Amendment No. 74, filed on February 16, 2021, accession number 0001104659-21-024097.

12	Attachment 1 to Exhibit D – Revised Fund Listing to Administrative Fee Schedule, dated October 1, 2021, accession number to be incorporated by reference.

13	Exhibit E, dated January 1, 2021, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated August 1, 2014, previously filed as Exhibit (h) 15 of MFS Series Trust II (File Nos. 33-07637 and 811-04775) Post-Effective Amendment No. 66, filed on March 29, 2021, accession number 0001104659-21-042844.

(i)	1	Opinion and Consent of Counsel, dated August 23, 2006, previously filed as Exhibit 9 of the Registrant's Post-Effective Amendment No. 27, filed on August 29, 2006, accession number 0000950156-06-000411.

2	Legal Opinion Consent, dated October 27, 2021; filed herewith.

(j)	Consent of Deloitte & Touche LLP, dated October 26, 2021; filed herewith.

(k)	Not Applicable.

(l)	Investment representation letter from initial shareholder of MFS Emerging Markets Fixed Income Fund, previously filed as Exhibit 13 of the Registrant's Post-Effective Amendment No. 7, filed on May 18, 1995, accession number 0000950156-95-000352.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Reserved.

(p)	MFS Code of Ethics Policy effective January 1, 2021, previously filed as Exhibit (p) of MFS Series Trust XI (File Nos. 33-68310 and 811-07992) Post-Effective Amendment No. 52, filed on January 27, 2021, accession number 0001104659-21-008026.

Power of Attorney, dated January 1, 2021 (Trustees); filed herewith.

Power of Attorney, dated January 1, 2020 (DiLorenzo) (Yost); filed herewith.

Item 29.	Persons Controlled by or under Common Control with the Registrant

The Registrant does not control or have common control over any persons.

Item 30.	Indemnification

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Subject to certain exceptions and limitations, Article V of the Registrant's Amended and Restated Declaration of Trust provides that every person who is or has been a Trustee, Advisory Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee, Advisory Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof.

In addition, section 4 of the Distribution Agreement provides that MFS Fund Distributors, Inc. ("MFD") will indemnify and hold harmless the Trust and each of its Trustees and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act") against any loss, liability, damages, claim or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person's acquiring any shares, which may be based upon the Act or any other statute or common law, on account of any wrongful act of MFD or any of its employees (including any failure to conform with any requirement of any state or federal law or the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (now known as the Financial Industry Regulatory Authority, Inc.) relating to the sale of shares) or on the ground that the registration statement or prospectus as from time to time may be amended and supplemented, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless any such act, statement or omission was made in reliance upon information furnished to MFD by or on behalf of the Trust, provided however that in no case is the indemnity of MFD in favor of any person indemnified to be deemed to protect the Trust or any such person against any liability to which the Trust or any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its or his duties or by reason of its or his reckless disregard of its obligations and duties under the Distribution Agreement.

In addition, section 9 of the Shareholder Servicing Agent Agreement provides that the Fund will indemnify MFS Service Center, Inc. against and hold harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit (i) not resulting from bad faith or negligence, and arising out of, or in connection with, its duties on behalf of the Fund thereunder, and (ii) as a result of acting in accordance with instructions reasonably believed to have been executed or orally communicated by any person duly authorized by the Fund or its principal underwriter, or as a result of acting in accordance with written or oral advice reasonably believed to have been given by counsel for the Fund, or as a result of acting in accordance with any instrument or share certificate reasonably believed to have been genuine and signed, countersigned or executed by any person or persons authorized to sign, countersign or execute the same (unless contributed to by gross negligence or bad faith).

The Trustees and Officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

The Trust has also agreed to contractually provide each Trustee with assurance that indemnification will be available. The agreement between the Trust and each Trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses, provides that each of the Funds severally shall indemnify and hold harmless the Trustee against any and all expenses as defined therein actually incurred or paid by the Trustee in any proceeding as defined therein in connection with the Trustee’s service to the relevant Fund, unless (i) the Trustee did not act in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of the Trustee’s disabling conduct, and there has been a final adjudication on the merits in a relevant proceeding that the Trustee’s conduct fell within (i) or (ii).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Business backgrounds of the officers and directors of Massachusetts Financial Services Company, the Registrant’s investment adviser (the “Investment Adviser” or “MFS”), that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Certain officers and directors of the Investment Adviser serve as officers or directors of some or all of the Investment Adviser’s corporate affiliates and certain officers of the Investment Adviser serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS investment products.

The principal executive officer and certain directors of the Investment Advisor not included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement are listed below:

Name and Current Position	Business, profession, vocation or
with the Investment Adviser	employment
Carol W. Geremia	Director, MFS
Director, President and Head of Global Distribution, MFS	President, MFS
Head of Global Distribution, MFS

Manjit Singh Director, MFS	Executive Vice President and Chief Financial Officer, Sun Life Financial, Inc.

Melissa J. Kennedy Director, MFS	Executive Vice President, Chief Legal Officer and Public Affairs, Sun Life Financial, Inc.

Kevin D. Strain	President, Sun Life Financial, Inc.
Director, MFS

The principal executive officer and the directors of MFS have been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as a principal executive officer and director of the Investment Adviser and certain Investment Adviser's corporate affiliates.

The identity of those corporate affiliates is identified below.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.

MFS Service Center, Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.

MFS International Australia PTY LTD	Level 15, 20 Martin Place Sydney, NSW 2000, Australia

MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004

MFS International Singapore Pte Ltd.	250 North Bridge Road, #08-01/04 Raffles City Tower Singapore 179101

MFS Investment Management Company (LUX) S.a.r.l.	4 Rue Albert Borschette L-1246 Luxembourg

MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.

3060097 Nova Scotia Company (NSULC)	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2

MFS Investment Management Canada Limited (MFS Canada)	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7

MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.

Sun Life Financial Inc.	1 York Street, Toronto, Ontario, MSJ0B6, Canada

The MFS Funds include the following. The address of the MFS Funds is: 111 Huntington Ave., Boston, MA 02199.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

Item 32.	Principal Underwriters

(a)            MFS Fund Distributors, Inc. (the "Distributor") acts as the principal underwriter of the following investment companies:

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

(b)            Directors and officers of the Distributor are described below:

Name	Title with the Distributor	Positions with the Registrant
Michael S. Keenan	Director and President	None
Carol Geremia	Director and Chairman of the Board	None
Heidi W. Hardin	Secretary	Secretary and Clerk
Michael Hunt	Chief Compliance Officer	None
Charuda (Bee) Upatham- Costello	Treasurer and Senior Group Controller	None
Kimberly M. Collins	Assistant Secretary	None
Daniel W. Finegold	Assistant Secretary	None
Mitchell C. Freestone	Assistant Secretary	None
Jay C. Herold	Assistant Secretary	None
Joseph A. Zelic	Tax Officer and Assistant Treasurer	None

The principal business address of each of these persons is 111 Huntington Ave., Boston, MA 02199.

(c)            Not applicable.

Item 33.	Location of Accounts and Records

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME	ADDRESS
Massachusetts Financial Services Company (investment adviser)	111 Huntington Avenue Boston, MA 02199

MFS Fund Distributors, Inc. (principal underwriter)	111 Huntington Avenue Boston, MA 02199

State Street Bank & Trust Company (custodian)	State Street Financial Center One Lincoln Street Boston, MA 02111-2900

JP Morgan Chase (custodian)	270 Park Avenue New York, NY 10017

MFS Service Center, Inc. (transfer agent)	100 Hancock Street North Quincy, MA 02171

Ropes & Gray (counsel)	Prudential Tower 800 Boylston Street Boston, MA 02199-3600

NAME	ADDRESS
Iron Mountain, Inc. (storage vendor)	1 Federal Street Boston, MA 02110

Institutional Shareholder Services, Inc. (proxy voting administrator)	702 King Farm Boulevard Suite 400 Rockville, MD 20850-4045

UBS Asset Management (Americas) Inc., (former subadviser)	1285 Avenue of the Americas New York, NY 10019

Sun Capital Advisers LLC (former investment adviser)	1 Sun Life Park Wellesley Hills, MA 02481

Micro Focus, LLC (storage vendor)	4555 Great America Pkwy Santa Clara, CA 95054-1243

The Depository Trust Company (DTC)	55 Water Street New York, NY 10041

SS&C Technologies (technology vendor)	333 West 11th Street Kansas City, MO 64105

TerraNua U.S. Corp d.b.a. My Compliance Office (personal trading system)	535 5th Avenue 4th floor New York, NY 10017

Charles River Development (investment related records)	700 District Avenue Burlington, MA 01803

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

NOTICE

Notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on October 27, 2021.

MFS® INSTITUTIONAL TRUST

By:	DAVID L. DILORENZO*
Name:	David L. DiLorenzo
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on October 27, 2021.

SIGNATURE	TITLE

DAVID L. DILORENZO*	President (Principal Executive Officer)
David L. DiLorenzo

JAMES O. YOST*	Principal Financial and Accounting Officer
James O. Yost

STEVEN E. BULLER*	Trustee
Steven E. Buller

JOHN A. CAROSELLI*	Trustee
John A. Caroselli

MAUREEN R. GOLDFARB*	Trustee
Maureen R. Goldfarb

PETER D. JONES*	Trustee
Peter D. Jones

JOHN P. KAVANAUGH*	Trustee
John P. Kavanaugh

JAMES W. KILMAN, JR.*	Trustee
James W. Kilman, Jr.

ROBERT J. MANNING*	Trustee
Robert J. Manning

CLARENCE OTIS, JR.*	Trustee
Clarence Otis, Jr.

MICHAEL W. ROBERGE*	Trustee
Michael W. Roberge

MARYANNE L. ROEPKE*	Trustee
Maryanne L. Roepke

LAURIE J. THOMSEN*	Trustee
Laurie J. Thomsen

*By:	CHRISTOPHER R. BOHANE
Name:	Christopher R. Bohane
as Attorney-in-fact

Executed by Christopher R. Bohane on behalf of those indicated pursuant to a Power of Attorney, dated January 1, 2021 (Trustees) and a Power of Attorney, dated January 1, 2020 (DiLorenzo) (Yost); filed herewith.

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Institutional Trust

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned, a Trustee of each of the above-mentioned Registrants, hereby severally constitutes and appoints Heidi W. Hardin, Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of January, 2021.

STEVEN E. BULLER	Trustee
Steven E. Buller

JOHN A. CAROSELLI	Trustee
John A. Caroselli

MAUREEN R. GOLDFARB	Trustee
Maureen R. Goldfarb

PETER D. JONES	Trustee
Peter D. Jones

JOHN P. KAVANAUGH	Trustee
John P. Kavanaugh

JAMES W. KILMAN, JR.	Trustee
James W. Kilman, Jr.

ROBERT J. MANNING	Trustee
Robert J. Manning

CLARENCE OTIS, JR.	Trustee
Clarence Otis, Jr.

MICHAEL W. ROBERGE	Trustee
Michael W. Roberge

MARYANNE L. ROEPKE	Trustee
Maryanne L. Roepke

LAURIE J. THOMSEN	Trustee
Laurie J. Thomsen

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Institutional Trust

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned, being the President and Principal Executive Officer, and Treasurer and Principal Financial and Accounting Officer, respectively, of each of the above-mentioned Registrants, hereby severally constitutes and appoints Heidi W. Hardin, Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of January, 2020.

DAVID L. DILORENZO	President (Principal Executive Officer)
David L. DiLorenzo

JAMES O. YOST	Principal Financial and Accounting Officer
James O. Yost

INDEX TO EXHIBITS

EXHIBIT NO.		DESCRIPTION OF EXHIBIT

(i)	2	Legal Opinion Consent, dated October 27, 2021.

(j)		Consent of Deloitte & Touche LLP, dated October 26, 2021.

101.INS		XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH		XBRL Taxonomy Extension Schema Document

101.CAL		XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF		XBRL Taxonomy Extension Definition Linkbase Document

101.LAB		XBRL Taxonomy Extension Label Linkbase Document

101.PRE		XBRL Taxonomy Extension Presentation Linkbase Document